UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                           ☐
Pre-Effective Amendment No.                                                                                                                                          ☐
Post-Effective Amendment No. 166                                                                                                                                ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940                                                                                                                                                 ☒

Unified Series Trust
(Exact Name of Registrant as Specified In Charter)

2960 North Meridian Street, Suite 300
Indianapolis, Indiana  46208
(Address of Principal Executive Offices)   (Zip Code)

Registrant’s Telephone Number, Including Area Code:       (317) 917-7000

Melissa K. Gallagher
President
2960 N. Meridian St., Suite 300
Indianapolis, Indiana  46208

(Name and Address of Agent for Service)

Copies to:

Dee Anne Sjögren, Esq.
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO  63101
(314) 552-6295

It is proposed that this filing will become effective:
☒ immediately upon filing pursuant to paragraph (b)
on (date) pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
 on (date) pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
 on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate check this box:
 this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Sound Mind Investing Fund (SMIFX)
Sound Mind Investing Balanced Fund ( SMILX )

PROSPECTUS

February 28, 2011

11135 Baker Hollow Road
Columbus, IN 47201

(877) 764-3863
(877) SMI-Fund
www.smifund.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION - SOUND MIND INVESTING FUND

Investment Objective

The investment objective of the Sound Mind Investing Fund (the “SMI Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee
(as a percentage of the amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	0.00%
Other Expenses	0. 22%
Acquired Fund Fees and Expenses	0. 99%
Total Annual Fund Operating Expenses	2. 21%
Fee Waiver/Expense Reimbursement1	0.00%
Total Annual Fund Operating Expenses, After Fee Waiver/Expense Reimbursement	2. 21%

1 The Fund’s advisor contractually has agreed to waive its management fee and/or reimburse certain expenses so that total annual fund operating expenses , excluding : brokerage fees and commissions; borrowing costs (such as (i) interest and (ii) dividend expenses on securities sold short); taxes; any 12b-1 fees; any indirect expenses such as expenses incurred by other investment companies in which the Fund invest; and extraordinary litigation expenses do not exceed 1.50% of the Fund’s average daily net assets through February 29, 2012 .  This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, and that the Fund’s operating expenses remain the same.   Only the 1 year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses.   Although your actual costs may be higher or lower , based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$224	$691	$1, 185	$2, 544

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 95.29 % of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “fund upgrading” strategy. A fund upgrading strategy is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into funds deemed by the advisor to be most attractive at the time of analysis. This upgrading process strives to keep assets invested in funds that are demonstrating superior current performance relative to their peers as determined by a combination of size and investment style criteria.

The Fund primarily invests in open-end equity mutual funds and ETFs using its fund upgrading strategy. These underlying funds may, in turn, invest in a broad range of equity securities, including foreign securities and securities of issuers located in emerging markets. Underlying funds also may invest in securities other than equities, including but not limited to, fixed income securities of any maturity or credit quality, including high-yield, high-risk debt securities (junk bonds), and they may engage in derivative transactions.

The Fund indirectly will bear its proportionate share of all management fees and other expenses of the underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests.

The Fund typically purchases underlying funds that do not charge a sales load, or that waive the sales load (typically referred to as “no-load” or “load-waived” funds) in order to accommodate the advisor’s strategy of buying and selling mutual funds as often as conditions dictate. However, the Fund is not precluded from investing in underlying mutual funds with sales-related expenses, including redemption fees and/or 12b-1 fees.   Shareholders may incur expenses associated with capital gains distributions by the Fund and its underlying funds, and they also may incur increased transaction costs as a result of the Fund’s high portfolio turnover rate and/or because of high portfolio turnover rates in the underlying funds. The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, the Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.

The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. An underlying fund may limit the Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, such investments will be considered illiquid. The Fund may invest in underlying funds to the maximum extent permitted by the Investment Company Act of 1940 (the “1940 Act”) and SEC exemptive orders from the 1940 Act. This means that the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund.

The Fund may hold short-term cash instruments including repurchase agreements, short-term debt instruments, and money market funds, pending selection of underlying funds that meet the advisor’s investment criteria.  The Fund’s advisor is under common control with the publisher of the Sound Mind Investing Newsletter (the “Newsletter”), a monthly financial publication that recommends a fund upgrading strategy similar to the strategy utilized by the Fund. Although mutual funds purchased by the Fund generally will be highly ranked in the Newsletter, the Fund may also invest in funds not included in the Newsletter, including funds not available to the general public but available only to institutional investors.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not insured or guaranteed by any government agency.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.   Below are some of the specific risks of investing in the Fund.

•
Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

•
Management Risk.  The advisor’s investment approach may fail to produce the intended results. If the advisor’s perception of a company’s worth is not realized in the expected time frame, the Fund’s overall performance may suffer.

•
Other Investment Company Securities Risks. When the Fund invests in another mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•
Style Risk. The Fund may invest in underlying funds that use growth- and/or value-oriented investing styles, or other styles. If the underlying fund’s portfolio manager incorrectly assesses the growth potential of companies in which the fund invests, the securities purchased may not perform as expected, reducing the underlying fund’s return and ultimately reducing the Fund’s return, or causing it to lose money on the investment. With respect to underlying value funds, the market may not agree with a value manager’s determination that the fund’s portfolio stocks are undervalued, and the prices of such portfolio securities may not increase to what the advisor believes are their full value. They may even decrease in value.

•
Small- and Mid-Cap Risk. To the extent the Fund invests in other investment companies that invest in small- and mid-cap companies, the Fund will be subject to additional risks. Smaller companies may experience greater volatility, higher failure rates, more limited markets, product lines, financial resources, and less management experience than larger companies.  Smaller companies may also have a lower trading volume, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•
Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual mutual fund or ETF can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•
Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

•
Foreign Securities Risk. Underlying funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. To the extent that underlying funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•
Fixed Income Securities Risk. Underlying funds in the Fund’s portfolio may invest in fixed income securities, including high-yield debt securities (junk bonds), which are subject to a number of risks.  For example, the issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate.  To the extent that the Fund invests in an underlying fund that invests in junk bonds and unrated securities of similar credit quality, the Fund may be subject to increased levels of interest rate and credit risk. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•
Concentration Risk. To the extent that underlying funds in which the Fund invests concentrate their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•
Derivatives Risk. Underlying funds in the Fund’s portfolio may use derivative instruments. The value of these derivative instruments derives from the value of an underlying asset, currency or index. Investments by the Fund in such underlying funds may involve the risk that the value of the underlying fund’s derivatives may rise or fall more rapidly than other investments, and the risk that an underlying fund may lose more than the amount that it invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

•
Non-Diversification Risk. Underlying funds in which the Fund invests may be non-diversified under the 1940 Act. This means that there is no restriction under the 1940 Act on how much the underlying fund may invest in the securities of a single issuer. Therefore, the value of the underlying fund’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

•
Market Timing Risk. Because the Fund does not consider underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year.  The table below shows how the Fund’s average annual total returns compare over time to those of two broad-based securities market indices.  This information provides some indication of the risks of investing in the Fund.  Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:                                           3rd Quarter, 2009, 18.57%
Worst Quarter:                                           4th Quarter, 2008, -21.37%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2010 )

The Fund	1 Year	5 Years	Since Inception (December 2, 2005)
Return Before Taxes	18.75%	4.97%	4.90%
Return After Taxes on Distributions	18.66%	4.42%	4.35%
Return After Taxes on Distributions and Sale of Fund Shares	12.19%	4.05%	3.99%
Indices (reflects no deductions for fees, expenses and taxes)
S&P 500 Index	15.09%	2.29%	2.02%
Wilshire 5000 Index	17.16%	2.90%	2.61%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.  The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 764-3863 , a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.smifund.com .

Portfolio Management

Investment Advisor – SMI Advisory Services, LLC

Portfolio Managers – The following portfolio managers have been jointly responsible for managing the day-to-day investment operations of the Fund since its inception in 2005, subject to the ultimate decision-making authority over all portfolio decisions and trading practices by Mr. Mark Biller.

•	Mark Biller; Senior Portfolio Manager
•	Eric Collier, CFA; Co-Portfolio Manager
•	Anthony Ayers, CFA; Co-Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment                                                                                                        To Place Buy or Sell Orders
$2,500 general accounts, retirement accounts or custodial accounts $2,000 for Coverdell ESA accounts	By Mail: Sound Mind Investing Funds c/o: Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, IN 46206
$1,000 for Automatic Investment Plans	By Phone: (877) 764-3863
Minimum Additional Purchases $100

You may sell or redeem shares through your dealer or financial advisor.  Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION - SOUND MIND INVESTING BALANCED FUND

Investment Objective

The Sound Mind Investing Balanced Fund (the “ Balanced Fund”) seeks total return. Total return is composed of both income and capital appreciation .

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Exchange Fee	None
Redemption Fee
(as a percentage of the amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0. 90%
Distribution (12b-1) Fees	0.00%
Other Expenses1	0. 65%
Acquired Fund Fees and Expenses1	0. 60%
Total Annual Fund Operating Expenses	2. 15%
Fee Waiver/Expense Reimbursement2	(0.40)%
Total Annual Fund Operating Expenses, After Fee Waiver/Expense Reimbursement	1.75%

1 Estimated for the Fund’s initial fiscal period.
2 The Fund’s advisor contractually has agreed to waive its management fee and/or reimburse certain expenses so that total annual fund operating expenses (excluding Acquired Fund Fees and Expenses , brokerage commissions, taxes and extraordinary litigation expenses) do not exceed 1. 15 % of the Fund’s average daily net assets through February 29, 2012 .  This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year that the Fund’s operating expenses remain the same.   Only the 1 year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses.   Although your actual costs may be higher or lower , based on these assumptions, your costs would be:

1 year	3 years
$178	$635

 Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests in a diversified portfolio of equities and fixed income securities.   The Fund’s advisor determines how the Fund’s assets will be allocated between equity and fixed income securities.   Under normal circumstances the Fund will target an approximate mix of 60% equity securities and 40% fixed income securities.   The advisor periodically rebalances the Fund’s asset allocation in response to market conditions and to ensure an appropriate mix of elements in the Fund.

Description of Equity Portfolio .   The Fund seeks to achieve its objective of capital appreciation by investing approximately 60% (not less than 45% or more than 75%) in a diversified portfolio of other investment companies that invest primarily in equity securities using a “fund upgrading” strategy. The Fund’s advisor, SMI Advisory Services, LLC, begins by sorting over 1,000 open- end equity mutual funds and exchange-traded funds (“ETFs”) into asset classes , then ranks the funds within each category based primarily on its analysis of the funds’ total returns for the most recent three, six and twelve months and, secondarily, on factors such as asset level and flows, management styles and experience, redemption policies and fees, and historical volatility. The Fund typically purchases shares of highly ranked funds in each category. On an ongoing basis, the advisor monitors the performance of a wide universe of funds, and upgrades the Fund’s portfolio by moving assets into those funds deemed by the advisor to be most attractive (at the time of analysis) based on the factors described above. This upgrading process is designed to invest the Fund’s assets in underlying funds that demonstrate superior current performance relative to their peers, as determined by the advisor using its proprietary performance model and screening process. Equity securities in which the Fund may invest include open-end mutual funds and exchange-traded funds that invest primarily in equity securities. These underlying funds may, in turn, invest in a broad range of equity securities, including foreign securities and securities of issuers located in emerging markets. Underlying funds also may invest in securities other than equities, including but not limited to, fixed income securities of any maturity or credit quality, including high-risk debt securities (junk bonds), and they may engage in derivative transactions. The Fund’s investment strategy may involve active trading, which would result in a high portfolio turnover rate.

Description of Fixed Income Portfolio .   Under normal market conditions, the Fund will invest approximately 40% (not less than 25% or more than 55%) of its assets, determined at the time of purchase, in fixed income securities and derivatives.   The fixed income portion of the Fund’s portfolio is managed by a subadvisor that attempts to maximize total return over a long-term horizon through opportunistic investing in a diversified portfolio of fixed income securities of any duration, such as short-term fixed income securities, U.S. government securities, corporate debt securities, mortgage-backed and other asset-backed securities, repurchase agreements, obligations of foreign governments or their subdivisions, agencies and instrumentalities, credit default swaps and credit default swap index products.   These securities will primarily be investment grade, however, the Fund may invest up to 15% of its assets in below investment grade securities, typically known as junk bonds.  The subadvisor’s fixed income selection process combines top-down interest rate management with bottom-up bond selection using internal research and scenario analysis,   focusing on issues the subadvisor believes are undervalued .  The subadvisor first establis hes the fixed income portfolio’s duration, typically between two and seven years, based on market conditions then screens issues and identifies which bonds the subadvisor believes will perform the best under the most likely scenario, considering factors such as sector exposures, the subadvisor’s outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The subadvisor selects fixed income securities for the Fund’s portfolio based primarily on valuation. The subadvisor constantly monitors the expected returns of the securities in the Fund versus those available in the market that the subadvisor is considering for purchase. The subadvisor will replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued.   The Fund may buy or sell credit default swap (CDX) contracts.  The Fund also may enter into CDX agreements as a buyer or seller, which may include both single name CDX agreements and CDX index products.  When the Fund writes CDX contracts, it will segregate cash or liquid securities in an amount equal to the notional value of such contracts. The Fund may enter into single name CDX agreements to gain exposure to a particular company when it is more economically attractive to do so rather than purchasing traditional bonds.  CDX index products and options thereon allow the Fund to gain broad market exposure but with less company-specific risk than single name CDX agreements.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not insured or guaranteed by any government agency.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.   Below are some of the specific risks of investing in the Fund.

•
Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

•
Management Risk.  The Fund is subject to management risk as an actively-managed investment portfolio.  The advisor’s or the subadvisor’s investment approach may fail to produce the intended results. If the advisor’s or subadvisor’s perception of a security’s worth is not realized in the expected time frame, the Fund’s overall performance may suffer.

•
Other Investment Company Securities Risks. When the Fund invests in other mutual funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company . Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

▪
Fixed Income Securities Risk. The Funds portfolio may be invested in fixed income securities, including high-yield debt securities (junk bonds ).   While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers . Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

1.
Credit Risk . The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

2.	Change in Rating Risk . If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.
3.
Interest Rate Risk .  The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down.  For example, bonds tend to decrease in value when interest rates rise .  Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

4.	Duration Risk . Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
5.	Prepayment Risk . The Fund may invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected .
6.
Income Risk .  The Fund’s income could decline due to falling market interest rates.  In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

▪
High Yield Securities (“Junk Bond”) Risk .   To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund or an underlying fund may lose its entire investment, which will affect the Fund’s return.

▪	Portfolio Turnover Risk. The Fund’s investment strategy may involve active trading, which would result in a high portfolio turnover rate, which may negatively affect performance.

Foreign Securities Risk. The Fund may invest directly or through underlying funds in foreign securities , which are subject to risks not typically associated with domestic securities , such as currency risks , country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.   These risks may be heightened in connection with investments in emerging or developing countries.

•
Mortgage-Backed and Asset-Backed Securities Risk .  Movements in interest rates may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages and other assets and prepayment risk.

•
Credit Default Swaps Product Risk .  Credit default swaps and related instruments, such as credit default swap index products, may involve greater risks than if the Fund invested in the reference obligation directly.  These instruments are subject to general market risks, liquidity risks and credit risks, and may result in a loss of value to the Fund.  The credit default swap market may be subject to additional regulations in the future.

•
Market Timing Risk. Because the Fund does not consider underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

•
Small- and Mid-Cap Stock Risk. Small- and mid-cap company stocks in which underlying funds may invest tend to be more volatile and less liquid than large company stocks. Small- and mid-cap companies are less widely followed by stock analysts and less information about them is available to investors.

Style Risk. The particular style or styles used primarily by the advisers of underlying funds in which the Fund invests may not produce the best results and may increase the volatility of the Fund’s share price.

Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.
Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.

Derivative Risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.

·
Ratings Agencies Risk.  Ratings agencies assign ratings to securities based on that agency’s opinion of the quality of debt securities. Ratings are not absolute standards of quality, do not reflect an evaluation of market risk, and do not necessarily correlate with yield.

Performance

The Fund has only recently commenced operations, therefore it has no track record.

Portfolio Management

Investment Advisor – SMI Advisory Services, LLC , serves as the investment advisor to the Balanced Fund.  The equity portion of the Balanced Fund is managed by SMI Advisory Services, LLC, which is also responsible for determining the asset allocation of the Balanced Fund.

Portfolio Managers – The following portfolio managers are jointly responsible for managing the day-to-day investment operations of the Fund , subject to the ultimate decision-making authority over all portfolio decisions and trading practices by the Senior Portfolio Manager .  Each portfolio manager has been managing the Fund since its inception.

▪	Mark Biller; Senior Portfolio Manager
▪	Eric Collier, CFA; Co-Portfolio Manager
▪	Anthony Ayers, CFA; Co-Portfolio Manager

Subadvisor and its Portfolio Managers –

Reams Asset Management Company, LLC serves as subadvisor to the fixed income portion of the SMI Balanced Fund.  The following portfolio managers are jointly responsible for managing the day-to-day investment decisions for the fixed income portion of the Fund, subject to the oversight of Mr. Mark Egan. Each portfolio manager has been managing the Fund since its inception.

•	Mark M. Egan, CFA, Chief Investment Officer and Portfolio Manager
•	Thomas M. Fink, CFA, Portfolio Manager
•	Todd Thompson, CFA, Portfolio Manager
•	Steven T. Vincent, CFA, Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment                                                                       To Place Buy or Sale Orders
$2,500 general accounts, retirement accounts or custodial accounts $2,000 for Coverdell ESA accounts	By Mail: Sound Mind Investing Balanced Fund c/o: Huntington Asset Services, Inc. P. O. Box 6110 Indianapolis, IN 46206
$1,000 for Automatic Investment Plans	By Phone: (877) 764-3863
Minimum Additional Purchases $100

You may sell or redeem shares through your dealer or financial advisor. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

 ADDITIONAL INFORMATION ABOUT THE SMI FUND’S
PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the SMI Fund

The SMI Fund seeks to achieve its objective by investing in a diversified portfolio of other investment companies using a “fund upgrading” strategy. The fund upgrading investment approach is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into funds deemed by the advisor to be most attractive at the time of analysis. This upgrading process strives to keep assets invested in funds that are demonstrating superior current performance relative to their peers as determined by a combination of size and investment style criteria.

Fund Upgrading Strategy. The Fund’s advisor uses a fund upgrading strategy. The advisor begins by ranking over 1,000 open-end equity mutual funds and exchange-traded funds (“ETFs”) by asset class into the following asset allocation categories: small-cap growth, small-cap value, large-cap growth, large-cap value, and international. The advisor then ranks the funds within each category based on the advisor’s performance model and screening process. The Fund typically purchases shares of highly ranked funds in each category. On an ongoing basis, the advisor monitors the performance of a wide universe of funds, and upgrades the Fund’s portfolio by moving assets into those funds deemed by the advisor to be most attractive at the time of analysis. This upgrading process is designed to invest the Fund’s assets in underlying funds that demonstrate superior current performance relative to their peers, as determined by the advisor using its proprietary performance model and screening process. The advisor’s screening process ranks underlying funds in each asset allocation category based on an analysis of each fund’s total returns for the most recent 3-months, 6-months and one year. The total return information, as well as information about each fund’s style characteristics and additional factors, is collected by the advisor’s proprietary database from information available from the underlying funds and from independent third party data providers. The advisor collects and reviews this information on a regular basis, and then ranks highest those funds that it believes demonstrate superior current performance. Although current performance is the advisor’s primary consideration in selecting underlying funds, other criteria may also be considered once the advisor has identified the top-performing funds. These secondary criteria include, but are not limited to: the fund’s asset level and flows, management characteristics and experience, redemption or other fee policies, and historical volatility. The advisor uses the performance information and these components of classification and additional criteria to select a top-ranked fund. It should be noted that, even though the advisor’s upgrading process ranks underlying funds primarily on the basis of performance, past performance is no guarantee of future performance.

When categorizing funds, the advisor typically divides those funds normally referred to as “mid-cap” between the “large-cap” and “small-cap” categories, and typically divides mutual funds that are not managed with either a clear growth or value investment strategy, often called “core” or “blend” funds, between the “growth” and “value” categories. The advisor believes that defining these categories broadly makes available a wide range of investment opportunities to the Fund, while still maintaining appropriate diversification. The total amount of the Fund’s investment allocated to each asset class will vary based on the advisor’s assessment of current economic and market conditions. The advisor reserves the right to modify its asset allocation model.

The advisor believes that while market and economic conditions are constantly changing, most mutual funds’ portfolio managers rarely change their investment approach. As a result, funds that lead their peer group under one set of economic conditions often lag their peer group when those conditions change, and few funds are consistent leaders during all types of market conditions. The advisor believes that the best approach is to continuously invest only in those funds that currently demonstrate market leadership. As conditions change, the advisor uses its upgrading strategy to move assets from those underlying funds that performed well under prior economic and market conditions into different funds that are better suited, in the advisor’s opinion, to the newly emerging economic and market conditions. This approach seeks to utilize the talents of the top-performing mutual funds’ portfolio managers within their specific areas of expertise, while also seeking to direct assets only to those portfolio managers whose investment styles are particularly well suited to the current economic and market environment.

          Underlying Funds. The Fund primarily invests in open-end equity mutual funds and ETFs using its fund upgrading strategy. The underlying funds in which the Fund invests may, in turn, invest in a broad range of equity securities, including foreign securities and securities of issuers located in emerging markets. Underlying funds also may invest in securities other than equities, including but not limited to, fixed income securities of any maturity or credit quality, including high-yield, high-risk debt securities (junk bonds), and they may engage in derivative transactions.

The Fund indirectly will bear its proportionate share of all management fees and other expenses of the underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests.

The 1940 Act restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs.  However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits.

Because the advisor’s strategy involves buying and selling mutual funds as often as conditions dictate, the Fund will bear its share of the fees and operating expenses of the underlying funds. This means that shareholders will pay higher expenses than would be the case if they invested directly in the underlying funds. The Fund typically purchases underlying funds that do not charge a sales load, or that waive the sales load (typically referred to as “no-load” or “load-waived” funds) in order to accommodate the advisor’s strategy of buying and selling mutual funds as often as conditions dictate. However, the Fund is not precluded from investing in underlying mutual funds with sales-related expenses, including redemption fees and/or 12b-1 fees. The advisor expects that the Fund will experience a high portfolio turnover rate, the effects of which are discussed below under “ Portfolio Turnover Risk.”  Shareholders may incur expenses associated with capital gains distributions by the Fund and its underlying funds, and they also may incur increased transaction costs as a result of the Fund’s high portfolio turnover rate and/or because of high portfolio turnover rates in the underlying funds. The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, the Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.

The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. An underlying fund may limit the Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, such investments will be considered illiquid. The Fund may invest in underlying funds to the maximum extent permitted by the 1940 Act and SEC exemptive orders from the 1940 Act. This means that the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund.

The Fund may hold short-term cash instruments including repurchase agreements, short-term debt instruments, and money market funds, pending selection of underlying funds that meet the advisor’s investment criteria.  The Fund’s advisor is under common control with the publisher of the Sound Mind Investing Newsletter (the “SMI Newsletter”), a monthly financial publication that recommends a fund upgrading strategy similar to the strategy utilized by the Fund. Although mutual funds purchased by the Fund generally will be highly ranked in the SMI Newsletter, the Fund may also invest in funds not included in the SMI Newsletter, including funds not available to the general public but available only to institutional investors such as the Fund. While the SMI Newsletter is published only once a month, the advisor monitors the Fund’s investments on a regular basis using a broader universe than is typically considered for the SMI Newsletter, and adjusts the Fund’s investments accordingly. As a result, the underlying funds in which the Fund invests may vary from the mutual funds recommended in the SMI Newsletter. The advisor’s highest priority is to manage the Fund’s portfolio in accordance with its fund upgrading strategy. Additional information about the advisor’s affiliation with the publisher of the SMI Newsletter is contained in the Fund’s Statement of Additional Information which is available to the Fund’s shareholders, free of charge, upon request.

Principal Risks of Investing in the SMI Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not insured or guaranteed by any government agency.    As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.   Below are some of the specific risks of investing in the Fund.

•
Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.  The growth-oriented equity securities purchased by the Fund may involve large price swings and potential for loss.  Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•
Management Risk. The advisor’s strategy may fail to produce the intended results. The advisor’s upgrading strategy makes no effort to predict what the market will do next. Rather, the upgrading strategy is strictly a trend-following system which responds to what has already happened in the market and attempts to catch each significant market trend as it unfolds. There may be times when the strategy takes time to recognize a new market trend. As a result, the Fund may lag behind in participating in the profits from a newly developed trend, or may not be in a position to take advantage of a particular market trend. There also is the risk that investment strategies employed by the portfolio managers of the underlying funds in which the Fund invests may not result in an increase in the value of the underlying funds and, therefore, that the value of the Fund’s investment in the underlying funds may not increase, or may actually decrease.

•	Other Investment Company Securities Risks.
1.              Generally. When the Fund invests in another mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.
2.              ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value ;; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
•
Style Risk. The Fund may invest in underlying funds that use growth- and/or value-oriented investing styles, or other styles. If the underlying fund’s portfolio manager incorrectly assesses the growth potential of companies in which the fund invests, the securities purchased may not perform as expected, reducing the underlying fund’s return and ultimately reducing the Fund’s return, or causing it to lose money on the investment. With respect to underlying value funds, the market may not agree with a value manager’s determination that the fund’s portfolio stocks are undervalued, and the prices of such portfolio securities may not increase to what the advisor believes are their full value. They may even decrease in value.

•	Small- and Mid-Cap Risk. To the extent the Fund invests in other investment companies that invest in small- and mid-cap companies, the Fund will be subject to additional risks. These include:
1.	The earnings and prospects of smaller companies are more volatile than larger companies;
2.	Smaller companies may experience higher failure rates than do larger companies;
3.
The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies; and

4.	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•
Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual mutual fund or ETF can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•
Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

•	Fixed Income Securities Risk. Underlying funds in the Fund’s portfolio may invest in fixed income securities, including high-yield debt securities (junk bonds).
1. Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.
2. Change in Rating Risk.  If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.
3. Interest Rate Risk.  The value of the underlying fund may fluctuate based upon changes in interest rates and market conditions.  As interest rates increase, the value of the underlying fund’s income-producing investments may go down.  For example, bonds tend to decrease in value when interest rates rise.  Debt obligations with longer maturities sometimes typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.
4. Duration Risk.  Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
5. Junk Bond Risk.  To the extent that the Fund invests in an underlying fund that invests in high - yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the underlying fund may lose its entire investment, which will affect the Fund’s return.
•
Foreign Securities Risk. Underlying funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. To the extent that underlying funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•
Concentration Risk. To the extent that underlying funds in which the Fund invests concentrate their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•
Derivatives Risk. Underlying funds in the Fund’s portfolio may use derivative instruments. The value of these derivative instruments derives from the value of an underlying asset, currency or index. Investments by the Fund in such underlying funds may involve the risk that the value of the underlying fund’s derivatives may rise or fall more rapidly than other investments, and the risk that an underlying fund may lose more than the amount that it invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

•
Non-Diversification Risk. Underlying funds in which the Fund invests may be non-diversified under the 1940 Act. This means that there is no restriction under the 1940 Act on how much the underlying fund may invest in the securities of a single issuer. Therefore, the value of the underlying fund’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

•
Market Timing Risk. Because the Fund does not consider underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

Is the SMI Fund right for you?

The Fund may be suitable for:

▪	long-term investors seeking a fund with a capital appreciation investment strategy;
▪	investors who want exposure to a broad range of asset classes within the convenience of a single fund;
▪	investors who want to hire a professional to shift their assets between different types of investments as market conditions change; and
▪	investors willing to accept price fluctuations in their investment.

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, money market funds, repurchase agreements or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE SMI BALANCED FUND’S
PRINCIPAL STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the SMI Balanced Fund

Equity Strategy .  The fund upgrading investment approach is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into funds deemed by the advisor to be most attractive at the time of analysis. This upgrading process strives to keep assets invested in funds that are demonstrating superior current performance relative to their peers as determined by a combination of size and investment style criteria.

Fund Upgrading Strategy . The Fund’s advisor uses a fund upgrading strategy to manage the equity portion of the Fund’s portfolio. The advisor begins by ranking over 1,000 open-end equity mutual funds and exchange-traded funds (“ETFs”) by asset class into the following asset allocation categories: small-cap growth, small-cap value, large-cap growth, large-cap value, and international. The advisor then ranks the funds within each category based on the advisor’s performance model and screening process. The Fund typically purchases shares of highly ranked funds in each category. On an ongoing basis, the advisor monitors the performance of a wide universe of funds, and upgrades the Fund’s portfolio by moving assets into those funds deemed by the advisor to be most attractive at the time of analysis based on the factors described below. This upgrading process is designed to invest the Fund’s assets in underlying funds that demonstrate superior current performance relative to their peers, as determined by the advisor using its proprietary performance model and screening process. The advisor’s screening process ranks the attractiveness of underlying funds in each asset allocation category based primarily on an analysis of the fund’s total returns for the most recent three, six and twelve months . The total return information, as well as information about the fund’s style characteristics and additional factors, is collected by the advisor’s proprietary database from information available from the underlying funds and from independent third party data providers. The advisor collects and reviews this information on a regular basis, and then ranks highest those funds that it believes demonstrate superior current performance. Although current performance is the advisor’s primary consideration in selecting underlying funds, other criteria may also be considered once the advisor has identified the top-performing funds. These secondary criteria include, but are not limited to: the fund’s asset level and flows, management characteristics and experience, redemption or other fee policies, and historical volatility. The advisor uses the performance information and these components of classification and additional criteria to select a top-ranked fund. It should be noted that, even though the advisor’s upgrading process ranks underlying funds primarily on the basis of performance, past performance is no guarantee of future performance.

When categorizing funds, the advisor typically divides those funds normally referred to as “mid-cap” between the “large-cap” and “small-cap” categories, and typically divides mutual funds that are not managed with either a clear growth or value investment strategy, often called “core” or “blend” funds, between the “growth” and “value” categories. The advisor believes that defining these categories broadly makes available a wide range of investment opportunities to the Fund, while still maintaining appropriate diversification. The total amount of the Fund’s investment allocated to each asset class will vary based on the advisor’s assessment of current economic and market conditions. The advisor reserves the right to modify its asset allocation model.

The advisor believes that while market and economic conditions are constantly changing, most mutual funds’ portfolio managers rarely change their investment approach. As a result, funds that lead their peer group under one set of economic conditions often lag their peer group when those conditions change, and few funds are consistent leaders during all types of market conditions. The advisor believes that the best approach is to continuously invest only in those funds that currently demonstrate market leadership. As conditions change, the advisor uses its upgrading strategy to move assets from those underlying funds that performed well under prior economic and market conditions into different funds that are better suited, in the advisor’s opinion, to the newly emerging economic and market conditions. This approach seeks to utilize the talents of the top-performing mutual funds’ portfolio managers within their specific areas of expertise, while also seeking to direct assets only to those portfolio managers whose investment styles are particularly well suited to the current economic and market environment.

The Fund may hold short-term cash instruments including repurchase agreements, short-term debt instruments, and money market funds, pending selection of underlying funds that meet the advisor’s investment criteria.   The Fund may invest a portion of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.

The Fund’s advisor is under common control with the publisher of the Sound Mind Investing Newsletter , a monthly financial publication that recommends a fund upgrading strategy similar to the strategy utilized by the Fund. Although mutual funds purchased by the Fund generally will be highly ranked in the Newsletter, the Fund may also invest in funds not included in the Newsletter, including funds not available to the general public but available only to institutional investors such as the Fund. While the Newsletter is published only once a month, the advisor monitors the Fund’s investments on a regular basis using a broader universe than is typically considered for the Newsletter, and adjusts the Fund’s investments accordingly. As a result, the underlying funds in which the Fund invests vary from the mutual funds recommended in the Newsletter. The advisor’s highest priority is to manage the Fund’s portfolio in accordance with its fund upgrading strategy. Additional information about the advisor’s affiliation with the publisher of the Newsletter is contained in the Fund’s Statement of Additional Information which is available to the Fund’s shareholders, free of charge, upon request.

Underlying Funds . The Fund’s equity portion is primarily invested in open-end equity   mutual funds and ETFs using the fund upgrading strategy. The underlying funds in which the Fund invests may, in turn, invest in a broad range of equity securities, including foreign securities and securities of issuers located in emerging markets. Underlying funds also may invest in securities other than equities, including but not limited to, fixed income securities of any maturity or credit quality, including high-yield, high-risk debt securities (junk bonds), and they may engage in derivative transactions.

The Fund indirectly will bear its proportionate share of all management fees and other expenses of the underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests.  The Investment Company Act of 1940 restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs.  However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits.

Because the advisor’s strategy with respect to the equity portion of the Fund’s portfolio involves buying and selling mutual funds as often as conditions dictate, the Fund will bear its share of the fees and operating expenses of the underlying funds. This means that shareholders will pay higher expenses than would be the case if they invested directly in the underlying funds. The Fund typically purchases underlying funds that do not charge a sales load, or that waive the sales load (typically referred to as “no-load” or “load-waived” funds)   in order to accommodate the advisor’s strategy of buying and selling mutual funds as often as conditions dictate. However, the Fund is not precluded from investing in underlying mutual funds with sales-related expenses, including redemption fees and/or 12b-1 fees. The advisor expects that the Fund will experience a high portfolio turnover rate, the effects of which are discussed below under “Portfolio Turnover Risk.”  Shareholders may incur expenses associated with capital gains distributions by the Fund and its underlying funds, and they also may incur increased transaction costs as a result of the Fund’s high portfolio turnover rate and/or   because of high portfolio turnover rates in the underlying funds. The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, the Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.

The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. An underlying fund may limit the Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, such investments will be considered illiquid. The Fund may invest in underlying funds to the maximum extent permitted by the 1940 Act and SEC exemptive orders from the 1940 Act. This means that the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund.

Core Plus Fixed Income Strategy .   As the subadvisor to the Fund, Reams Asset Management Company (the “subadvisor”), a division of Scout Investment Advisors, Inc., manages the fixed income portion of the Fund’s portfolio.  The subadvisor attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities. The investment process combines top-down interest rate management with bottom-up bond selection, focusing on issues in the fixed income market that the subadvisor believes are undervalued. The subadvisor employs a two-step process in managing the fixed income portion of the Fund’s portfolio. The first step is to establish the bond portfolio’s duration, or interest rate sensitivity. The subadvisor determines whether the bond market is under- or over-priced by comparing current real interest rates (the nominal rate on the ten year bond less the subadvisor’s estimate of inflation) to historical real interest rates. If the current real rate is higher than historical norms, the market is considered undervalued and the subadvisor will manage the portfolio with duration greater than the market duration. If the current real rate is less than historical norms, the market is considered overvalued and the subadvisor will manage the portfolio with a duration less than the market duration.

Once the subadvisor has determined an overall market strategy, the second step is to select the most attractive bonds for the Fund. The portfolio management team screens hundreds of issues to determine how each will perform in various interest rate environments. The team constructs these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The team compares these investment opportunities and selects the fixed income securities for the Fund’s portfolio based primarily on valuation. The subadvisor constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the firm is considering for purchase. The subadvisor’s strategy is to replace securities that it believes are approaching fair market value with those that, according to its analysis, are significantly undervalued.  The portfolio duration of the fixed income portion of the portfolio will normally fall between two and seven years based on market conditions. Duration is a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates.

The Fund may invest in core fixed income securities, such as investment grade bonds described above, of any maturity.  Plus, the Fund may also invest in mortgage-backed and other asset-backed securities, and up to 15% of its assets in non-investment grade securities typically known as junk bonds.   The Fund may buy or sell credit default swap (CDX) contracts.  The Fund also may enter into CDX agreements as a buyer or seller, which may include both single name CDX agreements and CDX index products.  When the Fund writes CDX contracts, it will segregate cash or liquid securities in an amount equal to the notional value of such contracts. The Fund may enter into single name CDX agreements to gain exposure to a particular company when it is more economically attractive to do so rather than purchasing traditional bonds. CDX index products and options thereon allow the Fund to gain broad market exposure but with less company-specific risk than single name CDX agreements.

Principal Risks of Investing in the SMI Balanced Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not insured or guaranteed by any government agency.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money as a result of investing in the Fund.   Below are some of the specific risks of investing in the Fund.

•
Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.  The growth-oriented equity securities purchased by the Fund may involve large price swings and potential for loss.  Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•
Management Risk. The Fund is actively managed and depends on the decisions of its portfolio managers to produce the desired results.   The advisor’s or subadvisor’s strategies may fail to produce the intended results. If the advisor’s or subadvisor’s perception of a security’s worth is not realized in the expected time frame, the Fund’s overall performance may suffer. The advisor’s upgrading strategy makes no effort to predict what the market will do next. Rather, the upgrading strategy is strictly a trend-following system which responds to what has already happened in the market and attempts to catch each significant market trend as it unfolds. There may be times when the strategy takes time to recognize a new market trend. As a result, the Fund may lag behind in participating in the profits from a newly developed trend, or may not be in a position to take advantage of a particular market trend. There also is the risk that investment strategies employed by the portfolio managers of the underlying funds in which the Fund invests may not result in an increase in the value of the underlying funds and, therefore, that the value of the Fund’s investment in the underlying funds may not increase, or may actually decrease.

•	Other Investment Company Securities Risks.
1.              Generally.  When the Fund invests in another mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.
2.               ETF Risk.  In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value ;; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

▪
Fixed Income Securities Risk.  The Fund may invest directly or through underlying funds in fixed income securities, including high-yield debt securities (junk bonds).  While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

1.                    Credit Risk . The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.
2.                  Change in Rating Risk.  If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.
3.                  Interest Rate Risk.  The value of the Fund may fluctuate based upon changes in interest rates and market conditions.  As interest rates increase, the value of the Fund’s income-producing investments may go down.  For example, bonds tend to decrease in value when interest rates rise.  Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.
4.                 Duration Risk.  Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
5.                    Prepayment Risk .  The Fund may invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.
6.                   Income Risk .  The Fund’s income could decline due to falling market interest rates.  In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.
•
High-Yield Securities (“ Junk Bond ”) Risk.  To the extent that the Fund invests in high - yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment, which will affect the Fund’s return.

▪
Style Risk.   The Fund may invest in underlying funds that use growth- and/or value-oriented investing styles, or other styles. If the underlying fund’s portfolio manager incorrectly assesses the growth potential of companies in which the fund invests, the securities purchased may not perform as expected, reducing the underlying fund’s return and ultimately reducing the Fund’s return, or causing it to lose money on the investment. With respect to underlying value funds, the market may not agree with a value manager’s determination that the fund’s portfolio stocks are undervalued, and the prices of such portfolio securities may not increase to what the advisor believes are their full value. They may even decrease in value.

▪	Small-and Mid-Cap Risk. To the extent the Fund invests in other investment companies that invest in small- and mid-cap companies, the Fund will be subject to additional risks. These include:
1.	The earnings and prospects of smaller companies are more volatile than larger companies;
2.	Smaller companies may experience higher failure rates than do larger companies;
3.
The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies; and

4.	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•
Volatility Risk .  Equity securities tend to be more volatile than other investment choices. The value of an individual mutual fund or ETF can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

▪
Portfolio Turnover Risk.   The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

•
Mortgage- and Asset-Backed Securities Risk .  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. For example, interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. If the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a pre-payment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities. As noted below, recent market conditions have caused the markets for mortgage- and asset-backed securities to experience significantly lower valuations and reduced liquidity.

•
Liquidity Risk .  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the subadvisor would like to sell. The subadvisor may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. As noted below, recent market conditions have caused the markets for some of the securities in which the Fund invests to experience reduced liquidity.

•
Foreign Securities Risk. The Fund may directly (or through underlying funds ) invest in foreign securities , which are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. To the extent that underlying funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•
Derivatives Risk.   Underlying funds in the Fund’s portfolio may use derivative instruments. The value of these derivative instruments derives from the value of an underlying asset, currency or index. Investments by the Fund in such underlying funds may involve the risk that the value of the underlying fund’s derivatives may rise or fall more rapidly than other investments, and the risk that an underlying fund may lose more than the amount that it invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

•
Credit Default Swap Product Risk. In addition to risks associated with swaps generally, credit default swaps may subject the Fund to additional risks.  A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. The Fund may either be the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement.  If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement.  If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement.  However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection.  A credit default swap may involve greater risks than if the Fund invested directly in the underlying reference obligations.  For example, a credit default swap may increase the Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap.  In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Fund invests.   Swaps and related options expose the Fund to counterparty credit risk (credit risk described above).  The Fund could also suffer losses with respect to a swap agreement (or an option thereon) if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. These instruments are designed to track segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. In general, the value of the credit default swap index product will go up or down in response to changes in the perceived credit risk and default experience of the basket of issue r s, instead of the exchange of the stream of payments for the payment of the notional amount (if a Credit Event occurs) that is the substance of a single name credit default swap.  Such investments are subject to liquidity risks as well as counterparty and other risks associated with investments in credit default swaps discussed above.
•
Market Timing Risk. Because the Fund does not consider underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

•
Ratings Agencies.   Ratings agencies, such as S&P, are organizations that assign ratings to securities based on that agency’s opinion of the quality of debt securities. It should be emphasized, however, that ratings are general, are not absolute standards of quality and do not reflect an evaluation of market risk. Debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

Is the SMI Balanced Fund right for you?

The Fund may be suitable for:

•	long-term investors seeking a fund with a total return investment strategy;
•	investors who want exposure to a broad range of asset classes within the convenience of a single fund; and
•	investors willing to accept price fluctuations in their investment.

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold a portion of its assets in short-term U.S. government securities, money market funds, repurchase agreements or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Advisor

SMI Advisory Services, LLC, 11135 Baker Hollow Rd., Columbus, IN 47201 (P.O. Box 547, Columbus, IN 47202), serves as the advisor to the Funds. The advisor has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The advisor sets each Fund’s overall investment strategies, developing, constructing and monitoring the asset allocation, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for each Fund’s portfolio and votes any proxies solicited by portfolio companies.   With respect to the Balanced Fund, the advisor oversees the subadvisor, which manages the fixed income portion of that Fund’s assets.  The subadvisor is chosen by the advisor, subject to the approval of the Board of Trustees.  The advisor reviews a wide range of factors in evaluating the subadvisor prior to recommending that the Board of Trustees approves the subadvisor, including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, assets under management, and correlation of results with other subadvisors.  The advisor then allocates a portion of the Balanced Fund’s assets to the subadvisor, which is required to adhere to the strict investment disciplines established by the advisor.  The advisor continually monitors and evaluates the subadvisor’s performance to ensure that it does not deviate from the subadvisor’s stated investment strategy.  The advisor also periodically evaluates the Balanced Fund’s investment strategy to determine if changes are necessary, and rebalances the Fund’s asset allocation (including the allocation to the subadvisor) in response to market conditions, as well as to ensure an appropriate mix of elements in the Fund.  From time to time, rather than allocating assets to the subadvisor, the advisor may instead manage those assets directly by purchasing securities of open-end mutual funds and ETFs that invest primarily in fixed income securities.

The advisor is a joint venture between Omnium Investment Company, LLC, and Marathon Partners, LLC. Omnium was formed in 2005 by Anthony Ayers and Eric Collier, each a Portfolio Manager of the Funds, and other senior managers of Omnium. Marathon Partners was formed in 2005 by Mark Biller, Senior Portfolio Manager of the Funds, Austin Pryor and other managers of Sound Mind Investing, a Christian non-denominational financial newsletter. Mr. Pryor is the publisher, and Mr. Biller is the Executive Editor, of Sound Mind Investing.

The SMI Fund is authorized to pay the advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee
$1 - $250 million	1.00%
$250,000,001 to $500 million	0.90%
Over $500 million	0.80%

The Balanced Fund is authorized to pay the advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee
$1 - $100 million	0.90%
$100 million to $250 million	0.80%
$250 million to $500 million	0.70%
Over $500 million	0.60%

The advisor contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), any 12b-1 fees, taxes, any indirect expenses (such as fees and expenses of acquired funds), and extraordinary litigation expenses, do not exceed 1.50% of the Fund’s average daily net assets with respect to the SMI Fund, and 1.15% with respect to the Balanced Fund.   The contractual arrangement for each Fund is in place through February 29, 2012 . Each waiver or reimbursement by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred; provided that such Fund is able to make the repayment without exceeding the applicable expense limitation.

The SMI Fund’s annual report to shareholders for the fiscal year ended October 31, 2010 contains information about the factors that the Board of Trustees considered in renewing that Fund’s management agreement.   Information about the factors that the Board of Trustees considered in approving the Balanced Fund’s management agreement will be contained in the Fund’s initial semi-annual report to shareholders.

If you invest in a Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. A Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor, not the Funds, pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Funds and the nature of the services provided by the financial intermediary. Although neither the Funds nor the advisor pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Funds’ shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. Each Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

Subadvisor

The advisor has entered into a Subadvisory Agreement with Reams Asset Management Co., LLC (“Reams” or the “subadvisor”), pursuant to which the subadvisor manages the fixed income portion of the Balanced Fund’s portfolio.  The subadvisor makes investment decisions for the assets it has been allocated to manage.  Subject to oversight by the Board of Trustees, the advisor oversees the subadvisor’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the subadvisor’s adherence to its investment style.

Reams is a division of Scout Investment Advisors, a wholly-owned subsidiary of UMB Financial, a Kansas City-based company.  The subadvisor is located at 227 Washington Street, Columbus, Indiana, 47202.  Reams has been managing fixed income assets since its inception in 1981.  Under the subadvisory agreement, Reams is compensated by the advisor for its investment advisory services at an annual rate of 0.20% of the average daily net assets of the fixed income portion of the Balanced Fund’s portfolio managed by Reams.  Reams provides continuous advice and recommendations concerning the Fund’s fixed income investments.  In addition to providing investment subadvisory services to the Balanced Fund, Reams serves as investment adviser to pension and profit-sharing plans and other institutional investors and serves as subadvisor to other open end mutual funds.  As of September 30, 2010, Reams had approximately $10.1 billion of assets under management.

Portfolio Managers

The following provides information about the advisor’s and subadvisor’s portfolio managers who are responsible for the day-to-day management of that portion of a Fund’s portfolio allocated to them.

Advisor’s Portfolio Managers
The advisor’s investment team responsible for managing the day-to-day investment operations of each Fund consists of the following portfolio managers.

Mark Biller, Senior Portfolio Manager - Mr. Biller has ultimate decision-making authority regarding all portfolio decisions and trading practices of the advisor. Mr. Biller has been a portfolio manager of the SMI Fund since its inception in 2005, and of the Balanced Fund since its inception in December of 2010. His duties involve researching and selecting the underlying funds in which the Funds invest, upgrading each Fund’s investments in underlying funds , determining the overall allocation among equity and fixed-income assets as well as style categories, and monitoring the performance of the subadvisor . In addition to his duties at the advisor, Mr. Biller is the Executive Editor of the Sound Mind Investing newsletter. He joined Sound Mind Investing in January 2000 and he is responsible for co-managing the newsletter and its online business. Mr. Biller’s writings on a broad range of financial and investment topics have been featured in a variety of national print and electronic media, and he has also appeared as a financial commentator for various national and local radio programs. The Sound Mind Investing newsletter was first published in 1990.  Since it was first published over 20 years ago, the newsletter has provided recommendations to tens of thousands of subscribers using a variety of investment strategies, including the fund upgrading strategy that is used by the Funds. Sound Mind Investing does not manage accounts for readers and readers independently make their own determinations whether to accept investment recommendations published in the newsletter. Mr. Biller earned his B.S. in Finance from Oral Roberts University in 1994 .

Eric Collier, CFA - Mr. Collier is a co-Portfolio Manager responsible for researching and selecting each Fund’s investments, determining overall allocation among style categories,  and trading, subject to the ultimate decision-making authority of the Senior Portfolio Manager. Mr. Collier has been a portfolio manager of the SMI Fund since its inception in 2005, and of the Balanced Fund since its inception in December of 2010. In addition to his duties at the advisor, Mr. Collier is a co-founder of Omnium Investment Company, LLC. At Omnium, he conducts analytical and quantitative research, and risk management. Prior to co-founding Omnium, Mr. Collier worked at Oxford Group, Ltd, a fee-only financial services firm. At Oxford Group, Mr. Collier provided investment advice to several high net-worth individuals concentrating on investment and financial planning strategies. Prior to that Mr. Collier was an Investment Analyst and Registered Investment Advisor Representative for Webb Financial Advisors, an investment advisory firm, from 1997 to 2000, where he was responsible for due diligence and manager selection on large cap growth and value securities, small cap growth and value securities, international cap securities, and fixed income securities. Mr. Collier graduated from Indiana University with a B.S. in Finance in 1998. He also studied at the University of Maastricht in the Netherlands through the International Business Program at Indiana University. He has received the Chartered Financial Analyst (“CFA”) designation, and he is a member of the CFA Institute (formerly the Association for Investment Management and Research (“AIMR”)) and a member of the Investment Management Association of Indianapolis.

Anthony Ayers, CFA - Mr. Ayers is a co -Portfolio Manager responsible for researching and selecting each Fund’s investments, determining overall allocation among style categories,  and trading, subject to the ultimate decision-making authority of the Senior Portfolio Manager. Mr. Ayers has been a portfolio manager of the SMI Fund since its inception in 2005, and of the Balanced Fund since its inception in December of 2010. In addition to his duties at the advisor, Mr. Ayers is a co-founder of Omnium Investment Company, LLC. At Omnium, he also conducts analytical and quantitative research, and risk management. Mr. Ayers helped develop the advisor’s risk management procedures and a proprietary daily risk management reporting system. Prior to co-founding Omnium, Mr. Ayers was an Investment Analyst at Oxford Group, Ltd., where he was responsible for performing manager searches and due diligence on various mutual fund portfolio managers specializing in large capitalized growth and value securities, small capitalized growth and value securities, international capitalized securities, and fixed income securities. Prior to that Mr. Ayers was a Senior Investment Representative for Charles Schwab, where he assisted high net-worth clients with developing and trading complex option strategies, hedging concentrated portfolios, constructing diversified investment portfolios, risk management, and making individual stock and mutual fund recommendations. Mr. Ayers graduated from Indiana University with a B.S. in Finance in 1996, and he is a CFA charter holder.
Subadvisor’s Portfolio Managers
The following portfolio managers are jointly responsible for managing the day-to-day investment decisions for the fixed income portion of the Balanced Fund, subject to the oversight of Mr. Mark Egan .

Mark M. Egan, CFA – As the Chief Investment Officer,   Mr. Egan oversees the entire fixed income portfolio management team and all investment decisions. Mr. Egan became the Chief Investment Officer in 2010 and has been a Portfolio Manager of Reams since April 1994.  Mr. Egan was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Egan was a Portfolio Manager of National Investment Services until May 1990.

Thomas M. Fink, CFA – Mr. Fink has been a Portfolio Manager at Reams since December 2000. Mr. Fink was previously a Portfolio Manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.

Todd Thompson, CFA – Mr. Thompson   has been a Portfolio Manager at Reams since July 2001. Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999.

Steven T.   Vincent, CFA – Mr. Vincent has been a Portfolio Manager at Reams since October 2005. Mr. Vincent was a Senior Fixed Income Analyst at Reams from September 1994 to October 2005.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers, including a description of compensation, other accounts managed, and ownership of the Funds’ shares.

ACCOUNT INFORMATION

How To Buy Shares

Shares of each Fund are available exclusively to U.S. citizens.  To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity.  If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Funds may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Funds reserve the right to close your account without notice and return your investment to you at the applicable Fund’s NAV determined on the day in which your account is closed.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The minimum initial investment in each Fund is $2,500 for general accounts, retirement accounts or custodial accounts, $2,000 for Coverdell ESA accounts and $1,000 for automatic investment plans. The minimum additional investment in each Fund is $100.   The advisor may, in its sole discretion, waive these minimums in certain circumstances. Each Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary.  If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from a Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

           By Mail – To be in proper from, your initial purchase request must include:

•	a completed and signed investment application form; and
•	a personal check with name pre-printed (subject to the minimum amount) made payable to the applicable Fund.

Mail the application and check to:

U.S. Mail: Sound Mind Investing Funds
                 c/o Huntington Asset Services, Inc.
                 P.O. Box 6110
                Indianapolis, Indiana 46206-6110

Overnight: Sound Mind Investing Funds
                 c/o Huntington Asset Services, Inc.
                 2960 North Meridian Street, Suite 300
                Indianapolis, Indiana 46208

           By Wire - You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 764-3863 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Huntington Asset Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by a Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by a Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of a Fund at any time by mail, wire, automatic investment, or online at the Funds’ website (www.smifund.com). Each additional purchase must be for a minimum of $100.   Each additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	the name of the Fund
•	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (877) 764-3863 to obtain instructions.

Automatic Investment Plan

You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Funds may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (877) 764-3863 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax advisor regarding these plans. The advisor has chosen to pay the custodial fees for IRAs. However, the Funds reserve the right to charge shareholders for this service in the future.

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. You may be prohibited or restricted from making future purchases in such Fund. Checks must be made payable to the Fund in which you wish to invest. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How To Exchange Shares

You may exchange your shares of a Fund for shares of the other Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call Shareholder Services at (877) 764-3863 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above.  Additionally, if you already have an existing account with both Funds, you may do exchanges online at the Funds’ website (www.smifund.comwww.smifund.com).

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of the other Fund, with the NAV for the sale and the purchase calculated for each Fund as described in the prospectus under “Determination of Net Asset Value.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

Requests for exchanges will be processed at the next calculated NAV after receipt of the request (i.e., prior to close of trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time)). Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

How To Redeem Shares

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

           By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Sound Mind Investing Funds
                 c/o Huntington Asset Services, Inc.
                 P.O. Box 6110
                Indianapolis, Indiana 46206-6110

Overnight: Sound Mind Investing Funds
                 c/o Huntington Asset Services, Inc.
                 2960 North Meridian Street, Suite 300
                Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after a Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed.  Please call Shareholder Services at (877) 764-3863 if you have questions. At the discretion of a Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

           By Telephone - You may redeem any part of your account in a Fund (up to $25,000) by calling Shareholder Services at (877) 764-3863. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Funds, the transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach a Fund by telephone, you may request a redemption by mail.

By Online Access – You may redeem any part of your account in a Fund by visiting the Funds’ website (www.smifund.comwww.smifund.com).

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 764-3863. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by a Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV.  Redemption proceeds that are reinvested are subject to market risk like any other investment in a Fund.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval.  An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Funds’ Policy on Market Timing - The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long - term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Funds. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Funds. A 2.00% short-term redemption fee will be assessed by a Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Funds use a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the applicable Fund for the benefit of existing shareholders. The Funds' Administrator performs automated monitoring of short-term trading activity, if any, in each Fund’s shares.  Any instance of suspected short-term trading is investigated by the Administrator’s compliance department.  If such trades were deemed to be a violation of the Funds' short-term trading policy, then the Funds' advisor would be notified and action taken, such as suspending future purchases by the short-term trader.  The Administrator provides a quarterly certification to the Board of Trustees, confirming that it has monitored Fund shareholders’ trades for potential short-term trading activity and, if such activity were to be discovered, the Administrator would be required to report such short-term trading to the Board of Trustees.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While both Funds attempt to deter market timing, there is no assurance that either Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders.  Despite a Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a financial intermediary.  Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by a Fund. Consequently, a Fund may not have knowledge of the identity of investors and their transactions.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that either Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, each Fund is required to have an agreement with many of its financial intermediaries obligating the financial intermediaries to provide, upon the Fund’s request, information regarding their customers and their transactions in the Fund.  However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place.  Certain financial intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading.  In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of their shares.

Determination Of Net Asset Value

The price you pay for your shares is based on the applicable Fund’s net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of a Fund’s NAV that materially affects the value, the security will be valued by the Fund’s advisor at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor according to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. For example, an underlying fund in which a Fund invests may fail to calculate its NAV as of the NYSE close. Also, investments in derivatives, such as futures contracts and options on futures contracts, are more likely to trigger fair valuation than investments in other securities. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders or that a Fund will realize fair valuation upon the sale of a security.

Dividends, Distributions And Taxes

           Dividends and Distributions. Each Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist primarily of net realized capital gains. Each Fund declares and pays dividends at least annually.

           Taxes. Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as discussed below (including in the table).

           Each Fund will typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Special rules govern the treatment of certain gains from hedging strategies which may result in only a portion of any such gains being taxed at long-term capital gains rates.

           Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.  Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account.  Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by a Fund which are not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV.  When reinvested those amounts are subject to market risk like any other investment in a Fund.

           You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

           Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to a Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects current law.

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized through December 31, 2012.

Through December 31, 2012 , designated dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the financial performance of the SMI Fund since its inception. Certain information reflects financial results for a single share. Total return represents the rate you would have earned (or lost) on an investment in the SMI Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen Fund Audit Services, Ltd., Independent Registered Public Accounting Firm, whose report, along with the SMI Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders, which is available upon request without charge.   As of October 31, 2010, Balanced Fund shares had not been issued; accordingly, financial highlights are not available for Balanced Fund shares.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)		The Sound Mind Investing Fund

	Year ended	Year ended	Year ended		Year ended	Period Ended
	October 31, 2010	October 31, 2009	October 31, 2008		October 31, 2007	October 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 8.84	$ 7.63	$ 13.87		$ 10.91	$ 10.00

Income from investment operations:
Net investment income (loss) (c)	(0.04)	(0.02)	0.18	(b)	0.05	(0.05)
Net realized and unrealized gain (loss)	1.91	1.27	(5.30)		3.00	0.96
Total from investment operations	1.87	1.25	(5.12)		3.05	0.91

Less Distributions to Shareholders:
From net investment income	-	-	(0.21)		(0.09)	-	(d)
From net realized gain	-	-	(0.86)		-	-
From return of capital	-	(0.04)	(0.05)		-	-
Total distributions	-	(0.04)	(1.12)		(0.09)	-

Paid in capital from redemption fees (e)	-	-	-		-	-

Net asset value, end of period	$ 10.71	$ 8.84	$ 7.63		$ 13.87	$ 10.91

Total Return (f)	21.15%	16.57%	-39.86%		28.13%	9.14%	(g)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 283,892	$ 244,379	$ 195,625		$ 247,411	$ 166,134
Ratio of expenses to average net assets (h) (i)	1.22%	1.28%	1.24%		1.25%	1.43%	(j)
Ratio of net investment income (loss) to
average net assets (c) (h) (k)	(0.41)%	(0.26)%	1.64%		0.37%	(0.82)%	(j)
Portfolio turnover rate	95.29%	124.85%	141.12%		115.48%	177.47%

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.
(b) Per share net investment income has been calculated using the average shares method.
(c) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(d) Distributions to shareholders resulted in less than $0.005 per share.
(e) Redemption fees resulted in less than $0.005 per share.
(f) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(g) Not annualized.
(h) These ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the
Schedule of Investments.
(i) This ratio does not include the effects of other expenses refunded by the underlying funds in which the Fund invests. If these refunds had been included, the ratio of expenses to average net assets would have been 1.21%, 1.26%, 1.22%, 1.22%, and 1.43% for the periods ended October 31, 2010, October 31, 2009, October 31, 2008, October 31, 2007, and October 31, 2006, respectively.
(j) Annualized.
(k) This ratio is presented net of the other expenses refunded by the underlying funds in which the Fund invests.

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

           Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

           Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

           Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the Funds in the following documents:

           Annual and Semi-Annual Reports: While the Prospectus describes each Fund’s potential investments, the Annual and Semi-Annual Reports detail each Fund’s actual investments as of their report dates. The reports may also include a discussion by the Funds’ management of recent market conditions, economic trends, and investment strategies that significantly affected a Fund’s performance during the reporting period.

           Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Funds and their investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

           You can get free copies of the current SAI and the Funds’ Annual and Semi-Annual Reports by contacting Shareholder Services at (877) 764-3863. You may also request other information about the Funds and make shareholder inquiries. Alternatively, the Funds’ SAI and Annual and Semi-Annual Reports to Shareholders also will be made available, free of charge, at the Funds’ web site at www.smifund.com.

           You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act #811-21237

SOUND MIND INVESTING FUND (SMIFX)
SOUND MIND INVESTING BALANCED FUND (SMILX)
Each a Series of Unified Series Trust

Statement of Additional Information

February 28, 2011

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of the Sound Mind Funds dated February 28, 2011. This SAI incorporates by reference the annual report to shareholders of the Sound Mind Funds for the fiscal year ended October 31, 2010 . A free copy of the prospectus or annual report can be obtained by writing the transfer agent at Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling Shareholder Services at (877) 764-3863 or (877) SMI-Fund.

DESCRIPTION OF THE TRUST AND FUNDS

The Sound Mind Investing Fund (“SMI Fund”) and Sound Mind Investing Balanced Fund (“SMI Balanced Fund”)(each a “Fund” and collectively, the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”). The SMI Fund was organized on August 29, 2005 and commenced operations on December 2, 2005. The SMI Balanced Fund was organized on November 3, 2010 and commenced operations on December 29, 2010 . The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Funds is SMI Advisory Services, LLC (the “Advisor”). Reams Asset Management Co., LLC, a division of Scout Investment Advisors, Inc., is the subadvisor for the fixed income portion of the Balanced Fund (the “Subadvisor”).

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of each Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund currently offers one class of shares, and may offer additional classes of shares in the future.

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of a Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. The Fund will provide notice to the shareholders if the Board determines, in its sole judgment, to liquidate a Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of each Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ prospectus. For a description of the methods used to determine the share price and value of each Fund’s assets, see “Determination of Net Asset Value” in the Funds’ prospectus and this SAI.

Each Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of each Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of each Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds’ annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

A.           Investment Company Securities. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) and any SEC exemptive orders thereunder, each Fund will invest primarily in the securities of other investment companies (underlying funds). Each Fund may invest in other mutual funds, money market funds, and exchange-traded funds (“ETFs”), including ETFs that hold a portfolio of securities which closely tracks the price performance and/or dividend yield of various indices, and other closed-end funds. When a Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative.  For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests.  Shareholders may also incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds.   A Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs.  When selecting underlying funds for investment, the Funds will not be precluded from investing in an underlying fund with a higher than average expense ratio.   Each Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds.   A Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund.

The 1940 Act restricts investments by registered investment companies, such as the Funds , in the securities of other investment companies, including ETFs.  However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, a Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits.  As a result, each Fund may invest a substantial portion of its assets in a single underlying fund, or each Fund may own a substantial portion of the outstanding shares of an underlying fund.  At certain times, an underlying fund may limit a Fund’s ability to sell its shares of the underlying fund.  In such cases, unless the related underlying fund also is traded on a national exchange (e.g., an ETF), the portion of the investment subject to the restriction will be considered illiquid.

B.           Equity Securities. Each Fund invests primarily in other investment companies that primarily hold a portfolio of equity securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations.

C.           Fixed Income Securities. Each Fund may invest in other investment companies and ETFs that hold a portfolio of fixed income securities. The Balanced Fund may also invest in fixed income securities directly. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

1.           Corporate Debt Securities .  Corporate debt securities include bonds, notes, debentures and investment certificates issued by corporations and other business organizations, including business trusts and equipment trusts, in order to finance their credit needs.  Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor and Subadvisor consider corporate debt securities to be of investment grade quality if they are rated at the time of purchase BBB- and Baa3 or higher by two out of the following three rating organizations:  Standard & Poor’s Ratings Group (“S&P”), Fitch Ratings (“Fitch”), or Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, determined by the Advisor to be of comparable quality.  In determining the investment rating of a particular security, the Advisor and Subadvisor typically adopt the higher rating of any two of S&P, Fitch and Moody’s.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.  If the rating of a portfolio security by any two of S&P, Fitch or Moody’s drops below investment grade, the Advisor and Subadvisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor and Subadvisor determine based on their own credit analysis that the security provides the opportunity of meeting the Balanced Fund’s objective without presenting excessive risk.

2.          High Yield Debt Securities (“Junk Bonds”) .  Subject to the limitation on investments in illiquid securities, the Balanced Fund may invest in securities that are below investment grade.  The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.  An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

The prices of high yield securities have been found to be more sensitive to interest rate changes than higher-rated investments, and more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a security owned by the Balanced Fund defaulted, the Balanced Fund could incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Balanced Fund’s net asset value.  Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.  High yield securities also present risks based on payment expectations.  For example, high yield securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Balanced Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Conversely, a high yield securities value will decrease in a rising interest rate market, as will the value of the Balanced Fund’s assets.  If the Balanced Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Balanced Fund’s expenses can be spread and possibly reducing the Balanced Fund’s rate of return.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Balanced Fund’s ability to accurately value high yield securities and the Balanced Fund’s assets and on the Balanced Fund’s ability to dispose of the securities.  Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market.

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities.  For example, the Balanced Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  Also, the shareholders are taxed on this interest even if the Balanced Fund does not distribute cash to them.  Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Balanced Fund may sell some of its assets to distribute cash to shareholders.  These actions are likely to reduce the Balanced Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Finally, there are risks involved in applying credit ratings as method for evaluating high yield securities.  For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities.  Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Balanced Fund (in conjunction with the Advisor) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so the Balanced Fund can meet redemption requests.

3.             U.S. Government Securities .  U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (“FNMA”) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Balanced Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”).  TIPS are special type of treasury note or bond that was created in order to offer bond investors protection from inflation.  The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”).   If the CPI goes up by half a percent the value of the bond would go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that your original investment will stay the same. TIPS decline in value when real interest rates rise.  In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

4.             Mortgage-Backed Securities .  Mortgage-backed securities represent an interest in a pool of mortgages.  These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid.  Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities.  The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages.  Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments.  To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Balanced Fund may experience a loss (if the price at which the respective security was acquired by the Balanced Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment).  In addition, prepayments of such securities held by the Balanced Fund  will reduce the share price of the Balanced Fund to the extent the market value of the securities at the time of prepayment exceeds their par value.  Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates.  Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates.  In such periods, it is likely that any prepayment proceeds would be reinvested by the Balanced Fund at lower rates of return.

5.             Asset-Backed Securities .  Asset-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) or other assets (such as equipment leases) held in a trust.  Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination.  The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted.  If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.  The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.  Asset-backed and receivable-backed securities are ultimately dependent upon payment of loans by individuals or businesses, and the certificate holder generally has no recourse against the entity that originated the loans.  The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return.  As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

6.             Zero Coupon and Pay in Kind Bonds .  Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments.  Instead they are sold at a deep discount from their face value.  The Balanced Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law.  This income will be distributed to shareholders.  Because no cash is received at the time such income is accrued, the Balanced Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations.  Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Balanced Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

The Federal Reserve creates Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately.  Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs).  These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program.  Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest.  Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments.  Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest.  Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Balanced Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders.  Thus, the Balanced Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.  There is no limit on the amount of zero coupon bonds that the Fund may purchase; however the Balanced Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

D.           Foreign Securities.
1.           General. To the extent that a Fund invests in foreign investment companies, or in domestic funds that hold portfolios of foreign equity or fixed income securities, it will be subject to certain considerations and risks that are not typically associated with investing in underlying funds that invest solely in domestic securities. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's net asset value ("NAV") by short term traders.

2.           Emerging Markets Securities.   The Balanced Fund may purchase emerging market securities directly.   Each Fund may purchase ETFs that invest in, or other investment companies that invest and/or are located in, emerging markets.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Balanced Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Balanced Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

          3.             Sovereign Debt .  Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.  Legal recourse is therefore limited.  Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.  Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.  A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.  Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports.  Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency.  Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves.  Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments.  At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of sovereign debt, including the Balanced Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below.  Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Balanced Fund.  Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt.  There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Balanced Fund.  Certain countries in which the Balanced Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors.  Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances.  The Balanced Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Balanced Fund of any restrictions on investments.  Investing in local markets may require the Balanced Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Balanced Fund.

E.            Options. The Funds may enter into option transactions. The Funds will mainly purchase and sell options on securities indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market. The use of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  F.             Credit Default Swap Products . The Balanced Fund may invest in credit default swaps (CDS”). CDS are bilateral financial contacts that transfer the credit risk of a third party reference entity or group of entities from one party to another.   A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk.  The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event.  If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a default debt obligation.  CDS are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements.”  Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments.  In addition to being exposed to the credit risk of the underlying reference entity, CDS are subject to counterparty risk, market risk and interest rate risk.  CDS utilized by the Balanced Fund may not perform as expected or in a manner similar to the high-yield bond markets.  The Balanced Fund will enter into CDS only with counterparties that the Subadvisor reasonably believes are capable of performing under the CDS.

The Balanced Fund uses credit default swap products as an additional avenue by which to add value to the portfolio.  There are two primary products utilized in this space.  First, credit default swap index products offer a superior tool by which to attain broad market exposure in a risk-controlled and cost effective manner.  The three main products used include the investment grade index (125 names), the high yield index (100 names) and the loan index (100 names).  Index products allow the Balanced Fund to attain broad exposure while significantly reducing idiosyncratic risk (company-specific risk).  As an example, a 5% position in the high yield index translates to 0.05% exposure to each constituent company.  This avenue typically accounts for the majority trading volume in credit default swap products.  In general, the value of the credit default swap index product will go up or down in response to changes in the perceived credit risk and default experience of the basket of issue r s, instead of the exchange of the stream of payments for the payment of the notional amount (if a Credit Event occurs) that is the substance of a single name credit default swap.  Second, single name credit default swaps are used to gain exposure to a particular company when it is more economically attractive than traditional bonds.  Moreover, a single name credit default swap provides an avenue by which to express a negative view of a company.

Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (CTFC) on behalf of the Balanced Fund, the Balanced Fund is not a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act, and it is not subject to registration or regulation as such under this Act.  Neither the Advisor nor the Sub-Advisor is deemed to be a “commodity pool operator” with respect to its advisory services provided to the Balanced Fund.

G .                        Cash Equivalents .  The Balanced Fund may invest directly in cash and high-quality short-term fixed-income securities.  All money market instruments can change in value when interest rates or an issuer’s creditworthiness change dramatically.  Various short-term fixed-income securities that the Fund invests in for cash management purposes are described below:

a.   Repurchase Agreements .   Repurchase agreements are agreements by which the Balanced Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.  The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.  Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Advisor or Subadvisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days.  Repurchase agreements that mature in more than seven days are subject to the Balanced Fund’s limit on illiquid securities.  When the Balanced Fund enters into a repurchase agreement it may lose money if the other party defaults on its obligation and the Balanced Fund is delayed or prevented from disposing of the collateral.  The Balanced Fund also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

b.   Bank Obligations .   Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although the Balanced Fund may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor or Subadvisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Balanced Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Balanced Fund’s total assets at the time of purchase.  The Balanced Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

c.   Commercial Paper .   Investments by the Balanced Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody’s or similar rating by another nationally recognized rating agency.  In addition, the Balanced Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or Subadvisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Balanced Fund as previously described.

H.             Preferred and Other Hybrid Securities.   The Balanced Fund may invest in preferred and other hybrid securities.  Hybrids are instruments that combine features of corporate debt securities and preferred stock. They may have perpetual (“replacement language” requiring the issuer to replace the security at maturity making the security perpetual) or long-dated (a minimum of 30 years but usually longer than 60 years) maturities (maturing at face value).They may make periodic fixed or variable interest payments (generally quarterly) and may allow the issuer to defer (cumulative issues) or skip (non-cumulative issues) interest payments for up to 10 years without being in default. Hybrids are junior in the capital structure (above common stock and preferred equity but below all debt, including trust preferreds). Hybrid issuers are primarily banks and insurance companies.

The Balanced Fund may invest in trust preferreds (or capital securities) which are created when a holding company issues a junior subordinated note that is purchased by an off-balance sheet trust entity. The trust entity (usually wholly-guaranteed by the holding company) then issues participation shares (or capital securities) in itself. Capital securities are generally allowed to defer interest (cumulative), have a final maturity, and are not convertible to preferred stock.

I.             Foreign Currency Securities . The Balanced Fund will invest in forward foreign currency exchange contracts. The Balanced Fund may engage in foreign currency exchange transactions. The value of the Balanced Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Balanced Fund may incur costs in connection with conversions between various currencies. The Balanced Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When the Balanced Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a “cross-currency” contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Balanced Fund may enter into such forward contracts if, as a result, not more than 10% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-adviser determines it to be in the best interests of the Balanced Fund.

Generally, the Balanced Fund will not enter into a forward foreign currency exchange contract with a term of greater than 180 days. At the maturity of the contract, the Balanced Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Balanced Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Balanced Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Balanced Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Balanced Fund is obligated to deliver.

If the Balanced Fund retains the portfolio security and engages in an offsetting transaction, the Balanced Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Balanced Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Balanced Fund enters into an offsetting contract for the purchase of the foreign currency, the Balanced Fund will realize a gain to the extent the price of the currency the Balanced Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Balanced Fund will suffer a loss to the extent the price of the currency the Balanced Fund has agreed to purchase exceeds the price of the currency the Balanced Fund has agreed to sell.

The Balanced Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Balanced Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadvisor. It should also be realized that this method of protecting the value of the Balanced Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Balanced Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

J.             Illiquid Securities .   Each Fund may invest up to 15% of its net assets in illiquid securities.  Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees.  A Fund may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.  The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.  Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid.  However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT LIMITATIONS

A.           Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.           Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.           Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.           Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.           Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.           Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.           Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.           Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry (other than investment companies). This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.           Diversification. With respect to 75% of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on each Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.           Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.           Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.           Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3.           Illiquid Securities. Each Fund will not invest more than 15% of its net assets in securities that are illiquid or restricted at the time of purchase.

4.           Loans of Portfolio Securities. The Funds will not make loans of portfolio securities.

INVESTMENT ADVISOR AND SUBADVISOR

The Advisor is SMI Advisory Services, LLC, 11135 Baker Hollow Rd ., Columbus, IN 47201. The Advisor is a joint venture between Omnium Investment Company, LLC, and Marathon Partners, LLC. Omnium Investment Company was formed in 2005 and is managed by Anthony Ayers and Eric Collier. Mr. Ayers and Mr. Collier also own Omnium, LLC, a registered investment advisor that currently has individual, non-discretionary clients only. Marathon Partners was formed in 2005 by Austin Pryor, Mark Biller and the other senior personnel of Sound Mind Investing, a Christian non-denominational financial newsletter. Austin Pryor is the majority owner of Sound Mind Investing, LLC, and Mark Biller serves as Executive Editor of the Sound Mind Investing newsletter and online services. The Sound Mind Investing newsletter was first published in 1990. The newsletter provides investment recommendations to thousands of subscribers using a variety of investment strategies, including the fund upgrading strategy used to manage the Funds.

Under the terms of the investment advisory agreement with respect to each Fund (the “Advisory Agreements”), the Advisor is responsible for managing each Fund’s investments. As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	SMI Fund Management Fee	SMI Balanced Fund Management Fee
$1 - $ 100 million	1.00%	0.90%
$100,000,001 - $250 million	1.00%	0.80%
$250,000,001 - $500 million	0.90%	0.70%
Over $500 million	0.80%	0.60%

The Advisor has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses of each Fund , but only to the extent necessary so that net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), any 12b-1 fees, taxes, extraordinary litigation expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by a Fund), with respect to the SMI Fund do not exceed 1.50% of the SMI Fund’s average daily net assets, and with respect to the Balanced Fund do not exceed 1.15% of the Balanced Fund’s average daily net assets.  The contractual arrangement for each Fund is in effect through February 29, 2012 . Each waiver or reimbursement by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular reimbursement or expense was incurred; provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

The following table describes the advisory fees paid to the Advisor by the SMI Fund during the fiscal periods indicated.

Fund	Fiscal Year Ended	Advisory Fees Accrued	Total Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid

SMI Fund	October 31, 2008	$2,389,283	$0	$2,389,283
	October 31, 2009	$2,022,572	$0	$2,022,572
	October 31, 2010	$ 2,614,169	$ 0	$ 2,614,169

A discussion of the factors that the Board of Trustees considered in determining to renew the Advisory Agreement with respect to the SMI Fund is included in the Fund’s Annual Report to Shareholders for the fiscal period ended October 31, 2010.   A discussion of the factors that the Board of Trustees considered in determining to approve the Advisory Agreement with respect to the Balanced Fund will be contained in the Fund’s initial Semi-Annual Report to Shareholders.

After its initial period of two years, each Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the applicable Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. Each Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Advisor retains the right to use the name Sound Mind Investing in connection with another investment company or business enterprise with which the Advisor is or may become associated. A Fund’s right to use the name Sound Mind Investing automatically ceases 90 days after termination of its Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor, not the Funds, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

About The Subadvisor

Reams Asset Management Co., LLC (the “Subadvisor”) is a division of Scout Investment Advisors, a wholly-owned subsidiary of UMB Financial, a Kansas City-based company.   Reams is located at 227 Washington Street, Columbus, Indiana, 47202.  The Subadvisor has been managing fixed income assets since its inception in 1981.  Under the subadvisory agreement, the Subadvisor is compensated by the Advisor for its investment subadvisory services to the Balanced Fund at an annual rate of 0.20% of the Fund’s fixed income average daily net assets.  The Subadvisor provides continuous advice and recommendations concerning the Balanced Fund’s fixed income investments and is responsible for selecting the broker-dealers who execute the fixed income portfolio transactions.   In addition to providing investment subadvisory services to the Balanced Fund, Reams serves as investment advisor to pension and profit-sharing plans and other institutional investors and serves as subadvisor to other open end mutual funds. As of September 30, 2010, the Subadvisor had approximately $10.1 billion of assets under management.

About the Portfolio Managers

The Advisor’s investment team is jointly and primarily responsible for the day-to-day management of the Funds. Eric Collier, Anthony Ayers and Mark Biller (each an “Advisory Portfolio Manager,” or collectively, the “ Advisory Portfolio Managers”) comprise the Advisor’s investment team.

The Subadvisor’s fixed income portfolio management team is jointly responsible for the day-to-day management of the Balanced Fund’s fixed income portfolio, subject to the oversight of Mark Egan.  Mark Egan, Thomas Fink, Todd Thompson, and Steven Vincent (each a “Subadvisory Portfolio Manager,” or collectively, the “Subadvisory Portfolio Managers” and together with the Advisory Portfolio Managers, the “Portfolio Managers”) comprise the Subadvisor’s investment team.

Management of Other Accounts .   As of October 31, 2010, the Advisory Portfolio Managers exclusively managed the SMI Fund and another mutual fund, which is now closed.  The table below identifies, for each Subadvisory Portfolio Manager, the number of accounts managed (excluding the Balanced Fund) and the total assets in such accounts, within each of the following categories: registered investment companies; other pooled investment vehicles; and other accounts. To the extent that the advisory fees with respect to any of these accounts are based on account performance, this information is also reflected below. Asset amounts are approximate as of October 31, 2010, and have been rounded.

Portfolio Manager	Total Accounts by Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Mark Egan, Thomas Fink, Todd Thompson, Steven Vincent (Reams Asset Management Co.)	Registered Investment Companies 2 Pooled Investment Vehicles 1 Retail Accounts 79	Registered Investment Companies $525.8M Pooled Investment Vehicles $109.6M Retail Accounts $9,385 M	Registered Investment Companies 0 Pooled Investment Vehicles 0 Retail Accounts 4	Registered Investment Companies $0 Pooled Investment Vehicles $0 Retail Accounts $214.1M

Compensation.   The Advisory Portfolio Managers do not receive a salary or other compensation from the Advisor, but share in the Advisor’s profits based upon their indirect respective ownership of the Advisor. Mr. Biller shares in any profits of the Advisor indirectly through his ownership of Marathon Partners, LLC, while Mr. Collier and Mr. Ayers indirectly share in any profits of the Advisor through their ownership of Omnium Investment Company, LLC. The Advisor is a joint venture between Marathon Partners and Omnium Investment Company.

The Advisory Portfolio Managers receive compensation from other sources, as described below. For his duties as Executive Editor of the Sound Mind Investing newsletter, Mr. Biller receives a fixed annual salary .

Mr. Collier and Mr. Ayers each receive a salary from Omnium Management Company, the managing company for Omnium Capital, LLC.  Omnium Capital is the parent company of the co-owner of the Advisor, Omnium Investment Company.  In addition, as part owners of Omnium Capital, they share in its net profits, which are allocated based upon each person’s ownership interest.

In his role as Executive Editor of the Sound Mind Investing Newsletter, Mr. Biller recommends the upgrading investment strategy that is similar to the strategy used to manage a significant portion of each Fund’s assets. Each Fund’s underlying investments may change frequently, because its portfolio is monitored daily, while the Newsletter is only published monthly. This means that Mr. Biller’s recommendations to newsletter subscribers and his purchases and sales on behalf of the Funds with respect to the portion managed using the fund upgrading strategy will not be the same. The Funds may invest in certain mutual funds before the recommendations to invest in those funds are disseminated to newsletter subscribers.

The Subadvisory Portfolio Managers use the same proprietary investment methodology for the Balanced Fund as they use for their other clients.  This means that the Subadvisory Portfolio Managers will make the investment strategies used to manage the Balanced Fund available to other clients.  As a result, there may be circumstances under which the Balanced Fund and other clients of the Subadvisor may compete in purchasing available investments and, to the extent that the demand exceeds the supply, may result in driving the prices of such investments up, resulting in higher costs to the Balanced Fund.  There also may be circumstances under which the Subadvisory Portfolio Managers recommend the purchase or sale of various securities to other clients and do not purchase or sell the same investments for the Balanced Fund, or purchase or sell a security for the Balanced Fund and do not include such securities in recommendations provided to other clients.  This is because the Subadvisor’s portfolio recommendations among clients differ, based on each client’s investment policy guidelines and/or prevailing market conditions at the time such recommendation is made.

Each Portfolio Manager may engage in portfolio management activities for his own personal account(s) and/or the accounts of family members for no compensation.  As a result of engaging in these other activities, each Portfolio Manager may have conflicts of interest in allocating time spent managing the Funds and these other affairs.

As of October 31, 2010 , the Portfolio Managers owned shares of each Fund in the following ranges:

Portfolio Manager	Assets in SMI Fund	Assets in SMI Balanced Fund 1
Eric Collier	$10,001 - $50,000	$10,001 -$ 50,000
Anthony Ayers	$1 - $10,000	$10,001-$50,000
Mark Biller	$ 100 ,001 - $ 500 ,000	$10,001 -$ 50,000
Mark Egan	None	None
Thomas Fink	None	None
Todd Thompson	None	None
Steven Vincent	None	None
1 Information as of February 18, 2011.  As of October 31, 2010, the Balanced Fund had not commenced operations.

TRUSTEES AND OFFICERS

           GENERAL QUALIFICATIONS.  The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.  The Chairman of the Board and more than 75% of the Trustees are “ Independent Trustees ,” which means that they are not “interested persons” (as defined in the 1940Act) of the Trust or any adviser, sub-adviser or distributor of the Trust .

The following table provides information regarding the Independent Trustees.

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 63 ) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005.

Stephen A. Little (Age - 64 ) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor , since April 1993.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman-SMI Crankshaft LLC, an automotive and truck part supplier since July 2010; President and CEO of International Crankshaft Inc., an automotive equipment manufacturing company since 2004; Director , International Crankshaft, Inc . since 2004.

Ronald C. Tritschler (Age - 58 ) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989 .

Kenneth G.Y. Grant (Age – 61 ) Independent Trustee, May 2008 to present
Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development , of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa (since 2008); Treasurer (since January 2004)  and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*    The address for each trustee is 2960 N. Meridian St., Suite 300 , Indianapolis, IN  46208.
** As of the date of this SAI, the Trust currently consists of 25 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 55 )*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher (Age - 45 ) President, November 2009 to present
Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, and Unified Financial Securities, Inc., the Trust’s Distributor, since September of 2000; currently Senior Vice President of Huntington Asset Services, as well as President and Treasurer of Unified Financial Securities.

John C. Swhear (Age - 49 ) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007 ; Secretary of Huntington Funds since April 2010; President and Chief Executive Officer of Dreman Contrarian Funds since March 2010; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010 ; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 36) Treasurer and Chief Financial Officer, November 2008 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008 .

Lynn E. Wood (Age - 64 ) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age - 36) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s Administrator , since February , 2000 ; Assistant Secretary of Dividend Growth Trust from March 2006 to present. Assistant Secretary of the Trust from November 2008 to May 2010 .

* The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN  46208.
** As of the date of this SAI, the Trust consists of 25 series.
 *** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.   The Board has reviewed and approved this arrangement.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Board.  He previously served as trustee to three other registered investment companies.  In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing.  Mr. Little previously held NASD Series 6, 7, and 22 licenses.  Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary.  Prior to completing his education, Mr. Little served in the U.S. Marine Corps.  Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995.  He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board of Trustees.  He previously served as a trustee to three other registered investment companies and a variable insurance trust.  In 2008, Mr. Hippenstiel founded an investment consulting firm and he also serves as Chairman of the investment committee for two family foundations.  Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts.  Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley.  Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002.  He has also served as trustee of three other registered investment companies.  From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company.  Since 2002, he has served as President and director of the company.  Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University.  He also received his registered Professional Engineer license.  Mr. Condon was selected as Trustee based on his over 20 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002.  He also has served as trustee of three other registered investment companies.  Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores .  Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company.  Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant has been an Independent Trustee of the Trust since 2008.   He is a founder of a trust company that offers collective investment trust products to qualified plans.  Mr. Grant has over 25 years of executive leadership experience, including experience in management, business development for financial services firms, strategic planning, and investing.  Mr. Grant also has experience developing trust and plan accounting services for institutional investors.  He currently serves as a senior executive of a retirement plan services provider, as senior vice president of a retirement association and as Treasurer of a council of churches. Mr. Grant received his B.A. in Psychology from Syracuse University, his Th.M. in Theology and Ethics from Boston University, and his M.B.A. from Clark University.  Mr. Grant was selected to serve as a Trustee based primarily on his substantial experience in the retirement plan and financial services industry.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007.   She has served as Executive Vice President of Huntington National Bank since December 2001.  She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency.   Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which is an affiliate of the Trust’s administrator and distributor and also serves as custodian of certain series of the Trust.  Ms. Kelly received a B.S. from Hood College in 1977, and an M.B.A. in 1981 from Xavier University.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds.  Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a bank which operated a collective investment trust.  This means that they are qualified to review annually each adviser’s qualifications, including the qualification of SMI Advisory Services, LLC to serve as advisor to the Funds and of Reams Asset Management Co., LLC to serve as subadvisor to the Balanced Fund.  Ms. Kelly’s experience as an officer of the Trust’s custodial bank and former supervisor of the Trust’s administrator provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Funds.

RISK MANAGEMENT.  As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee as described below:

•
The Audit Committee consists of Independent Trustees Messrs. Hippenstiel, Condon, Tritschler and Grant.  The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees.   The Audit Committee met four times during the year ended December 31, 2010 .

•
The Pricing Committee is responsible for reviewing and approving fair valuation determinations.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  In addition to meetings to approve fair valuations, the Pricing Committee met four times during the year ended December 31, 2010 .

•
The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding approvals and renewals of these contracts.  The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub-advisers and the Trust's Administrator.  The Committee also conducts interviews of advisers and sub-advisers to the Trust.  The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum.  This Committee held four meetings during the year ended December 31, 2010 .

Each Committee meets at least quarterly, and reviews reports provided by administrative service providers, legal counsel and independent accountants.   The Committees report directly to the Board of Trustees.

The Independent Trustees have engaged their own independent legal counsel to provide advice on regulatory, compliance and other topics.   In addition, the

Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks.  He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers.  As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub-advisers.   Periodically the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;
•	Assess how Trust personnel monitor and evaluate risks;
•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;
•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and
•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings.  Trustees also participate in special meetings and conference calls as needed.  In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials, and to interview advisers and sub- advisers whose contracts are up for renewal.  Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)           Fund Performance/Morningstar Report/Portfolio Manager’s Commentary
(2)           Code of Ethics review
(3)           NAV Errors, if any
(4)           Distributor Compliance Reports
(5)           Timeliness of SEC Filings
(6)           Dividends and other Distributions
(7)           List of Brokers, Brokerage Commissions Paid and Average Commission Rate
(8)           Review of 12b-1 Payments
(9)           Multiple Class Expense Reports
(10)         Anti-Money Laundering/Customer Identification Reports
(11)         Administrator and CCO Compliance Reports
(12)          Market Timing Reports

The Board of Trustees has not adopted a formal diversity policy .  When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees conduct an assessment of the Board’s and their individual effectiveness in overseeing the Trust.  Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

The following table provides information regarding shares of the Funds and other portfolios of the Trust owned by each Trustee as of December 31, 2010 .

Trustee	Dollar Range of the Funds' Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	$10,001 – $50,000
Stephen A. Little	None	None
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$1 - $ 10,000
Nancy V. Kelly	None	None
* The Trust currently consists of 25 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each Fund on an individual basis and by the Trust on an aggregate basis.  Trustees’ and officers’ fees and expenses are Trust expenses and each Fund incurs its pro rata share of expenses based on the number of existing series in the Trust.  As a result, the amount paid by each Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust1
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ 1, 920 2	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1, 920 2	$0	$0	$48,000
Daniel J. Condon, Trustee	$1, 520 3	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$1, 520 3	$0	$0	$38,000
Kenneth G.Y. Grant, Trustee	$1, 520 3	$0	$0	$38,000

Interested Trustees and Officers	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust1
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Melissa K. Gallagher, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
Christopher E. Kashmerick, Treasurer and CFO	$0	$0	$0	$0

Lynn E. Wood, Chief Compliance Officer	$ 6,320 4	$0	$0	$158,0005

Tara Pierson, Secretary	$0	$0	$0	$0
1 The Trust currently consists of 25 series.
2 During the fiscal year ended October 31, 2010 , each Trustee received a total of $1, 795 from the SMI Fund.
3 During the fiscal year ended October 31, 2010 , each Trustee received a total of $1, 421 from the SMI Fund.
4 During the fiscal year ended October 31, 2010 , the CCO received a total of $7, 719 from the SMI Fund.
5 This amount does not include the value of benefits provided to the CCO.  In addition to the CCO’s salary listed in the table, the CCO is allocated $25,000 for potential bonus compensation, as well as to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc.  These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Advisor.

As of February 9, 2011 , the following persons were deemed to be control persons or principal shareholders of the SMI Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services Corp. 200 Liberty St. World Financial Center New York, NY 10281	25. 18%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	20. 71%	Record
AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103	14.43%	Record

As of February 9, 2011 , the following persons were deemed to be control persons or principal shareholders of the SMI Balanced Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services Corp. 200 Liberty St. World Financial Center New York, NY 10281	45.15%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	19.76%	Record
AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103	18.29%	Record

As of February 9, 2011 , the Trustees and officers of the Trust did not own any shares of either Fund.

PORTFOLIO TURNOVER

Each Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The portfolio turnover rate for the SMI Fund for the fiscal years ended October 31, 2009 and 2010 was 124.85% and 95.29% respectively.    As of October 31, 2010, the Balanced Fund had not yet commenced operations .

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of each Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent each Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Huntington Asset Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with a Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all of persons opening an account with each Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. With respect to the Balanced Fund, the Advisor may delegate this responsibility to the Subadvisor.   In placing portfolio transactions, the Advisor and/or the Subadvisor seek the best qualitative execution for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor and Subadvisor generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor and Subadvisor are specifically authorized to select brokers or dealers who also provide brokerage and research services to a Fund and/or the other accounts over which each of them exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if each determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s or the Subadvisor’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Advisor or the Subadvisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor or the Subadvisor in connection with its services to a Fund.  For the fiscal period ended October 31, 2010 , the Advisor did not direct any brokerage transactions on behalf of the SMI Fund to brokers on the basis of research services provided by such brokers.

 The following table provides information regarding brokerage commissions paid by the SMI Fund during the fiscal periods indicated.

Fund	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2010
SMI Fund	$ 29,540	$ 46,685	$ 24,522

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Trust, the Advisor , the Subadvisor, and the Funds’ Distributor have each adopted a Code of Ethics (the “ Codes ”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s and the Subadvisor’s Code of Ethics also conform to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by a Fund. You may obtain copies of the Codes, free of charge, by calling Shareholder Services at (877) 764-3863. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

           Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor , Subadvisor , Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Each Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, a Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make a Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor , the Subadvisor , nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month.  The information will remain posted on the website until replaced by the information for the succeeding month.  If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

           Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor or Subadvisor must submit any proposed arrangement pursuant to which they intend to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor , the Subadvisor, and any of their affiliated persons are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings. Neither Fund will disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Funds’ Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Advisor’s proxy voting policy requires the Advisor to vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Advisor’s policy underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Fund shareholders. The Advisor’s policy dictates that the Advisor vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by the Advisor on behalf of a Fund is done on a case-by-case basis, taking into account all relevant factors.

The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and a Fund arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policies by calling Shareholder Services at (877) 764-3863 or by writing to Huntington Asset Services, Inc., the Funds’ transfer agent, at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by each Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. Each Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust, its custodian, and transfer agent are open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.
Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to procedures adopted by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent.  The fund accounting agent maintains a pricing review committee which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise.  Fair valued securities held by a Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Subadvisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor or Subadvisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Subadvisor , in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

REDEMPTION IN-KIND

Neither Fund intends to redeem shares in any form except cash.  However, if the amount being redeemed is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUNDS

Each Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year.  There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and 98% (98.2% for calendar years beginning on or after January 1, 2011) of its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, a Fund must, among other requirements:

•
Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•
Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The following three paragraphs apply to taxable years of a Fund for which the due date of the Fund’s federal income tax return occurs after December 22, 2010.

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), if a Fund fails the gross income test for a taxable year, it will nevertheless be considered to have satisfied the test for such year if (i) the Fund satisfies certain procedural requirements and (ii) the Fund’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the Fund for the taxable year in which, absent the application of this provision, it would have failed the gross income test equal to the amount by which (i) the Fund’s non-qualifying gross income exceeds (ii) one-ninth of the Fund’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, if a Fund fails the asset diversification test as of the end of a quarter, it will nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the Fund’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the Fund’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the Fund will be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter in a case that does not constitute a de minimis failure, a Fund will nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the Fund satisfies certain procedural requirements; (ii) the Fund’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the Fund identifies that it failed the asset diversification test (or such other prescribed time period), the Fund either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in this case, a tax is imposed on the Fund, at the current rate of 35%, on the net income generated by the assets that caused the Fund to fail the asset diversification test during the period for which the asset diversification test was not met.  However, in all events, such tax will not be less than $50,000.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of October 31, 2010 , the SMI Fund had available for federal tax purposes an unused capital loss carryforward of $ 42,688,424 .  Of this amount, $ 12,644,419 expires on October 31, 2016, and the remaining balance expires on October 31, 2017.   Capital losses, if any, incurred by a Fund in taxable years of the Fund beginning November 1, 2011 will have an indefinite carryover period pursuant to the provisions of the Modernization Act.

The use of hedging strategies, such as selling (writing and purchasing) options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith.

A Fund’s distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, your Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, a Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

The foregoing is only a summary of some of the important federal income tax considerations affecting each Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of each Fund’s investments. The Custodian acts as the Funds’ depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Huntington Asset Services, Inc. (“ Huntington ”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc., the Funds’ distributor (the “Distributor”).  A Trustee of the Trust is a member of management of the Custodian.

For its custodial services, the Custodian receives a monthly fee from each Fund based on the market value of the assets under custody.  The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million.  The Custodian also receives various transaction-based fees.  The fees paid to the Custodian by each Fund are subject to a $250 monthly minimum fee per account.

FUND SERVICES

                                            Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Funds’ transfer agent, dividend disbursing agent, fund accountant, and administrator. Certain officers of the Trust are members of management and/or employees of Huntington.  Huntington is under common control with the Distributor and the Custodian.

Huntington maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. Effective January 1, 2011, for its services as a transfer agent, Huntington receives a monthly fee from each Fund of $1.16 per direct shareholder account and $0.83 per NSCC networked shareholder account (subject to a minimum monthly fee of $1,500).    Prior to January 1, 2011, Huntington was compensated under a different arrangement.

In addition, Huntington provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. Effective January 1, 2011, for its services as fund accountant, Huntington receives a monthly fee from each Fund equal to an annual rate of 0. 025 % of a Fund’s average daily net assets up to $100 million; 0. 020 % of a Fund’s average daily net assets from $100 million to $250 million; and 0. 010 % of a Fund’s average daily net assets over $250 million (subject to a minimum monthly fee of $2,083). Prior to January 1, 2011, Huntington was compensated under a different arrangement.

Huntington also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Effective January 1, 2011, for these services, Huntington receives a monthly fee from each Fund equal to an annual rate of 0. 055 % of a Fund’s average daily net assets up to $100 million; 0. 050 % of a Fund’s average daily net assets from $100 million to $250 million; 0.025% of a Fund’s average daily net assets from $250 million to $300 million; and 0. 010 % of a Fund’s average daily net assets over $ 300 million per year (subject to a minimum monthly fee of $2,500). Huntington also receives a compliance program services fee of $ 900 per month from the Funds.  Prior to January 1, 2011, Huntington was compensated under a different arrangement .

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the SMI Fund during the fiscal periods indicated.  The amounts given include reimbursement for various out-of-pocket expenses, and may include amounts paid to various third parties as compensation for sub-transfer agency services.

SMI Fund	Fiscal Year Ended October 31, 2008	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2010
Transfer Agent Fees	$ 144,041	$ 147,227	$ 137,647
Fund Accounting Fees	$ 67,938	$ 59,494	$ 71,499
Administration Fees	$ 175,270	$ 151,291	$ 185,573

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

           The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the Independent Registered Public Accounting Firm  for the Funds for the fiscal year ended October 31, 2011 .  Cohen Fund Audit Services, Ltd. will perform an annual audit of each Fund’s financial statements and will provide financial, tax and accounting consulting services as requested, in accordance with applicable laws and regulations.

DISTRIBUTOR

Unified Financial Securities, Inc. (the “Distributor”), 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, is the exclusive agent for distribution of shares of the Funds. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor.  As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is under common control with Huntington and the Custodian.

The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm for the SMI Fund required to be included in the SAI are hereby incorporated by reference to its Annual Report to Shareholders for the fiscal year ended October 31, 2010 . The Funds will provide the Annual Report without charge upon written request or request by telephone.   The Balanced Fund recently commenced operations, and does not yet have financial statements available.

PART C. OTHER INFORMATION

Item 27.                      (a)                      Financial Statements included in Part A: Financial Highlights Table for the Sound Mind Investing Fund.

      (b)                      Financial Statements included in Part B: Audited Financial Statements for the Sound Mind Investing Fund.

Item 28.                      Exhibits

(a)	(i)
Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(ii)
First Amendment to Agreement and Declaration of Trust, as filed with the State of Ohio on September 15, 2005 – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2006 and incorporated herein by reference.

(iii)
Amendment No. 2 to Agreement and Declaration of Trust, as filed with the State of Ohio on May 17, 2006 – Filed with Registrant’s registration statement on Form N-1A dated July 24, 2006 and incorporated herein by reference.

(iv)
Amendment No. 3 to Agreement and Declaration of Trust, as filed with the State of Ohio on September 1, 2006 – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(v)	Amendments No. 4 and 6 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A on July 5, 2007 and incorporated herein by reference.

(vi)	Amendment No. 5 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 1, 2007 and incorporated herein by reference.

(vii)	Amendment No. 7 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2007 and incorporated herein by reference.

(viii)	Amendment No. 8 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated December 17, 2007 and incorporated herein by reference.

(ix)	Amendment No. 9 to Agreement and Declaration of Trust – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

(x)
Amendment No. 10 to Agreement and Declaration of Trust as filed with the State of Ohio on November 12, 2008– Filed with Registrant’s registration statement on Form N-1A dated November 28, 2008 and incorporated herein by reference.

(xi)
Amendment No. 11 to Agreement and Declaration of Trust as filed with the State of Ohio on February 13, 2009 – Filed with Registrant’s registration statement on Form N-1A dated March 2, 2009 and incorporated herein by reference.

(xii)
Amendment No. 12 to Agreement and Declaration of Trust as filed with the State of Ohio on August 11, 2009 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2009 and incorporated herein by reference.

(xiii)
Amendment No. 13 to Agreement and Declaration of Trust as filed with the State of Ohio on October 20, 2010 – Filed with Registrant’s registration statement on Form N-1A dated November 5, 2010 and incorporated herein by reference.

(xiv)
Amendment No. 14 to Agreement and Declaration of Trust as filed with the State of Ohio on November 23, 2010 – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2010 and incorporated herein by reference.

(xv)	Amendment No. 15 to Agreement and Declaration of Trust – To be filed by amendment.

(b)	By-laws adopted as of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders – None.

(d)	Investment Advisory Contracts:

1.	(a)
Copy of  Registrant’s Amended and Restated Management Agreement with Spectrum Advisory Services,  Inc. (“Spectrum”) with regard to the Marathon Value Portfolio – Filed with Registrant’s registration statement on Form N-1A dated July 26, 2010 and incorporated herein by reference.

(b)
Copy of the Side Letter Agreement with Spectrum regarding fee waiver and expense reimbursement with respect to the Marathon Value Portfolio for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2011 and incorporated herein by reference.

2.	(a)
Copy of Registrant’s Amended and Restated Management Agreement with Becker Capital Management, Inc. with regard to the Becker Value Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2009 and incorporated herein by reference.

(b)
Copy of the Side Letter Agreement with Becker Capital Management, Inc., regarding fee waiver and expense reimbursement with respect to the Becker Value Equity Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2011 and incorporated herein by reference.

3.	(a)
Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(b)
Copy of Registrant’s Side Letter Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated July 26, 2010, and incorporated herein by reference.

4.
Copy of Registrant’s Amended and Restated Management Agreement with IMS Capital Management, Inc. with regard to the IMS Capital Value Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007, and incorporated herein by reference.

5.
Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Dividend Growth Fund (formerly known as the Strategic Allocation Fund) approved June 6, 2004  – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

6.
Copy of Registrant’s Management Agreement with IMS Capital Management, Inc. with regard to the IMS Strategic Income Fund approved June 6, 2004 – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

7.	(a)
Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Equity Fund approved June 13, 2005  – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Equity Fund’s 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

8.	(a)
Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund’s 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

9.
Copy of Registrant’s Management Agreement with The Roosevelt Investment Group with respect to the Roosevelt Multi-Cap Fund, approved September 12, 2005 – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

10.	(a)
Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Fund approved August 29, 2005 – Filed with Registrant’s registration statement on Form N-1A August 6, 2005 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2011 and incorporated herein by reference.

11.	(a)
Copy of Registrant’s Amended Management Agreement with Toreador Research & Trading LLC with regard to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2009 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Toreador Research & Trading LLC regarding fee waiver and expense reimbursement with respect to the Toreador Large Cap Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2010 and incorporated herein by reference.

12.	(a)
Copy of Registrant’s Amended and Restated Management Agreement with Iron Financial, LLC dated November 10, 2008 with regard to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2009 and incorporated herein by reference.

13.	(a)
Copy of Registrant’s Management Agreement with Leeb Capital Management, Inc. with regard to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated November 30, 2006 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Leeb Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Leeb Focus Fund for the 2010 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated March 30, 2010 and incorporated herein by reference.

14.	(a)
Copy of Registrant’s Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund for period ending February 29, 2012 – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

15.	(a)
Copy of Registrant’s Management Agreement with Symons Capital  Management, Inc. with regard to the Symons Capital Appreciation Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Capital Appreciation Institutional Fund for the 2010 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated March 30, 2010 and incorporated herein by reference.

16.	(a)
Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund for the 2010 fiscal years – Filed with Registrant’s registration statement on Form N-1A dated March 30, 2010 and incorporated herein by reference.

17.	(a)
Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Managed Volatility Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2006 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Managed Volatility Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated March 1, 2010 and incorporated herein by reference.

18.	(a)
Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)
Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Large Cap Value Fund’s 2011 fiscal year – To be filed by amendment.

19.	(a)
Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(b)
Form of Side Letter Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Small Cap Value Fund’s 2011 fiscal year – To be filed by amendment.

20.
Copy of Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Large Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

21.	(a)
Copy of Registrant’s Management Agreement with Mirzam Asset Management, LLC with regard to the Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Mirzam Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Mirzam Capital Appreciation Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated November 29, 2010 and incorporated herein by reference.

(c)
Copy of Sub-Advisory Agreement between Mirzam Asset Management, LLC and Bastiat Capital, LLC with regard to Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

22.	(a)
Copy of Registrant’s Management Agreement with SB-Auer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)	Copy of Side Letter Agreement with SB-Auer Funds, LLC regarding fee waiver and expense reimbursement with respect to the Auer Growth Fund for the 2011 fiscal year– To be filed by amendment.

23.	(a)
Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)
Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Diversified Equity Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2010, and incorporated herein by reference.

(c)
Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and London Company of Virginia with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)
Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Pictet Asset Management, Ltd. with regard to 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

24.	(a)
Copy of Registrant’s Management Agreement with Envestnet Asset Management, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(b)
Form of Side Letter Agreement with Envestnet Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the 3 to 1 Strategic Income Fund for the 2019 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2010, and incorporated herein by reference.

(c)
Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and Loomis, Sayles & Company, LP with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(d)
Copy of Subadvisory Agreement between Envestnet Asset Management, Inc. and SMH Capital Advisors, Inc. with regard to 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

25.	(a)
Copy of Registrant’s Management Agreement with Symons Capital  Management, Inc. with regard to the Symons Small Cap Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2008 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Small Cap Institutional Fund for the 2010 fiscal year– Filed with Registrant’s registration statement on Form N-1A dated March 30, 2010 and incorporated herein by reference.

26.	(a)
Copy of Registrant’s Management Agreement with Jones Asset Management, LLC with regard to the Jones Villalta Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 16, 2008 and incorporated herein by reference.

(b)
Form of Side Letter Agreement with Jones Villalta Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Jones Villalta Opportunity Fund for the 2011 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated February 28, 2011 and incorporated herein by reference.

27.	(a)
Copy of Registrant’s Management Agreement with SMI Advisory Services, LLC with regard to the Sound Mind Investing Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated December 23, 2010 and incorporated herein by reference.

(b)
Copy of Side Letter Agreement with SMI Advisory Services, LLC regarding fee waiver and expense reimbursement with respect to the Sound Mind Investing Balanced Fund for the 2010 fiscal year – Filed with Registrant’s registration statement on Form N-1A dated December 23, 2010 and incorporated herein by reference.

(c)
Copy of Subadvisory Agreement between SMI Advisory Services, LLC and Reams Asset Management Co., LLC with regard to the Sound Mind Investing Balanced Fund – Filed with Registrant’s registration statement on Form N-1A dated December 23, 2010 and incorporated herein by reference.

(e)	(1)	Underwriting Contracts.

(a)
Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

(b)
Copy of Registrant’s amended and restated Distribution Agreement with Unified Financial Securities, Inc., dated January 17, 2007 – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

(2)
Underwriting Contracts.  Copy of Distribution Agreement among Registrant, Becker Capital Management, Inc. and Unified Financial Securities, Inc., dated October 17, 2003 – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)
Underwriting Contracts.  Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, Inc., approved December 7, 2003 – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)
Underwriting Contracts.  Copy of Distribution Agreement among Registrant, IMS Capital Management, Inc. and Foreside Distribution Services, L.P., dated July 1, 2008 - Filed with Registrant’s registration statement on Form N-1A dated April 30, 2009 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts – None.

(g)	Custodian Agreements.

(1)
Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(2)	(a)
Custodian Agreement.  Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b)
Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A December 7, 2005 and incorporated herein by reference.

(h)	(1)	(a)
Other Material Contracts.  Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

(b)
Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

(c)
Registrant’s Investor Class Administration Plan for the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

(d)
Registrant’s Retail Class Administrative Services Plan for the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2009 and incorporated herein by reference.

(e)
Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

(i)
Legal Opinion and Consent – Legal opinion was filed with Registrant’s registration statement on Form N-1A dated November 29, 2010 and is incorporated herein by reference.  The consent of Thompson Hine LLP is filed herewith.

(j)	Other Opinions – Consent of independent registered public accounting firm to the use of audited financial statements for the Sound Mind Investing Fund–Filed herewith.

                              (k)           Omitted Financial Statements – None.

(l)
Initial Capital Agreements.  Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	(1)	Copy of Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 12b-1 Distribution Plan for the Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 5, 2005 and incorporated herein by reference.

(3)	Copy of Rule 12b-1 Distribution Plan for FCI Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

(4)
Copy of Rule 12b-1 Distribution Plan with respect to the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(5)	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(6)
Copy of Rule 12b-1 Distribution Plan with respect to the Dean Large Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(7)
Copy of Rule 12b-1 Distribution Plan with respect to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(8)
Copy of Rule 12b-1 Distribution Plan with respect to the Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2007 and incorporated herein by reference.

(9)
Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(10)
Copy of Rule 12b-1 Distribution Plan with respect to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(11)	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(12)
Copy of Rule 12b-1 Distribution Plan with respect to the Jones Villalta Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 16, 2008 and incorporated herein by reference.

(13)
Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

(n)	(1)	Copy of Rule 18f-3 Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(2)	Copy of Rule 18f-3 Plan for Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

(3)	Copy of Rule 18f-3 Plan for the Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated August 31, 2009 and incorporated herein by reference.

(4)	Copy of Rule 18f-3 Plan for the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

(o)                         Reserved.

(p)	(1)	Registrant’s Amended Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on June 20, 2007 and incorporated herein by reference.

(2)	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)
Code of Ethics adopted by Unified Financial Securities, Inc., as distributor to Registrant – Filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.

(q)	(1)	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(2)	ISS Proxy Voting Guidelines adopted by Becker Capital Management, Inc. – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2003 and incorporated herein by reference.

(3)
Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

(4)
Proxy Voting Policy and Procedures adopted by Spectrum Advisory Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated February 27, 2004 and incorporated herein by reference.

(5)
Proxy Voting Policy and Procedures adopted by IMS Capital Management, Inc. with regard to each of the IMS Funds – Filed with Registrant’s registration statement on Form N-1A dated September 28, 2004 and incorporated herein by reference.

(6)
Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

(7)
Proxy Voting Policy and Procedures adopted by with Toreador Research & Trading LLC as advisor to Toreador Large Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated February 2, 2006 and incorporated herein by reference.

(8)
Proxy Voting Policy and Procedures adopted by Leeb Capital Management, Inc. as advisor to Leeb Focus Fund – Filed with Registrant’s registration statement on Form N-1A dated September 19, 2006 and incorporated herein by reference.

(9)
Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as advisor to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

(10)
Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as advisor to Symons Institutional Funds– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

(11)
Proxy Voting Policy and Procedures adopted by SMI Advisory Services, LLC as advisor to Sound Mind Investing Funds – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2006 and incorporated herein by reference.

(12)
Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as advisor to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

(13)	Proxy Voting Guidelines used with respect to Roosevelt Multi-Cap Fund – Filed with Registrant’s registration statement on Form N-1A dated April 11, 2008 and incorporated herein by reference.

(14)
Proxy Voting Policy and Procedures adopted by Bastiat Capital, LLC as sub-advisor to the Mirzam Capital Appreciation Fund – Filed with Registrant’s registration statement on Form N-1A dated August 22, 2007 and incorporated herein by reference.

(15)
Proxy Voting Policy and Procedures adopted by London Company of Virginia as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(16)
Proxy Voting Policy and Procedures adopted by Pictet Asset Management, Ltd. as sub-adviser to the 3 to 1 Diversified Equity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(17)
Proxy Voting Policy and Procedures adopted by SMH Capital Advisors, Inc. as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(18)
Proxy Voting Policy and Procedures adopted by Loomis, Sayles & Company, LP as sub-adviser to the 3 to 1 Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(19)
Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

(20)
Proxy Voting Policy and Procedures adopted by Jones Villalta Asset Management, LLC as adviser to the Jones Villalta Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated October 16, 2008 and incorporated herein by reference.

Item 29.                      Persons Controlled by or Under Common Control with Registrant

The controlling shareholder of each of the FCI Bond Fund and FCI Equity Fund (together, the FCI Funds”), Midtrusco, is under common control with the FCI Funds’ investment adviser, Financial Counselors, Inc.  Financial Counselors, Inc. is owned 100% by FCI Holding Corporation, a Delaware corporation.

 Dean Investment Associates, LLC may be deemed to be under common control with each of the Dean Funds because various persons that own Dean Wealth Management LLP, a controlling shareholder of the Dean Funds, also indirectly own more than 75% of Dean Investment Associates, LLC.

Item 30.                      Indemnification

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc.  Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Item 31.                      Business and Other Connections of the Investment Advisers

1.
Bastiat Capital, LLC (“Bastiat”) serves as sub-advisor to Mirzam Capital Appreciation Fund.  Albert J. Meyer and William L. Culbertson, III, portfolio managers of the Mirzam Capital Appreciation Fund, each is a managing member of Bastiat.  Further information about Bastiat can be obtained from its Form ADV Part I available on the IAPD.

2.
Becker Capital Management, Inc. (“Becker”) serves as the investment adviser for the Becker Value Equity Fund, a series of the Trust.  Patrick E. Becker serves as the Chairman and Chief Investment Officer of Becker.  Further information about Becker can be obtained from the Form ADV Part I available on the IAPD.

3.
Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, a series of the Trust.  John H. Crawford III serves as President and Chief Investment Officer of Crawford.  Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

4.
Dean Investment Associates, LLC (“Dean”), serves as investment advisor to the Dean Funds.  Stephen M. Miller serves President and Chief Operating Officer of Dean, and each of Mark E. Schutter, Ronald A. Best and Debra E. Rindler are executive officers.  Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

5.
Dean Capital Management, LLC (“DCM”), serves as sub-advisor to the Dean Funds.  Douglas Leach is an executive officer.  Further information about DCM can be obtained from its Form ADV Part I available on the IAPD.

6.
Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Equity Fund and FCI Bond Fund, each a series of the Trust.  Mr. Robert T. Hunter serves as President and Chief Executive Officer of FCI.  Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

7.
IMS Capital Management, Inc.(“IMS”) serves as the investment adviser to the IMS Capital Value Fund, IMS Dividend Growth Fund and IMS Strategic Income Fund, each a series of the Trust.  Mr. Carl W. Marker serves as Chairman and President of IMS.  Further information about IMS can be obtained from the Form ADV Part I available on the IAPD.

8.
Iron Financial, LLC serves as investment advisor to the Iron Strategic Income Fund.  Mr. Aaron Izenstark is the President and Mr. Richard Lakin is the Chief Compliance Officer of Iron Financial.  Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

9.
Jones Villalta Asset Management, LLC (“JVAM”), serves as investment advisor to the Jones Villalta Opportunity Fund.  Stephen M. Jones and Thomas E. Villalta are executive officers.  Further information about JVAM can be obtained from its Form ADV Part I available on the IAPD.

10.
Leeb Capital Management, Inc. (“Leeb”), serves as investment advisor to the Leeb Focus Fund.  Steven L. Leeb is the Chief Executive Officer, and Patrick DeSouza, Donna A. Leeb and Steven Fishman are executive officers.  Further information about Leeb can be obtained from its Form ADV Part I available on the IAPD.

11.
Mirzam Asset Management, LLC (“Mirzam”) serves as investment advisor to Mirzam Capital Appreciation Fund.  Mr. Clifford R. Morris is a managing member of Mirzam.  Further information about Mirzam will be available from its Form ADV Part I available on the IAPD.

12.
Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment advisor to the Appleseed Fund.  Mr. Ronald L. Strauss is the President of Pekin; Richard A. Singer, Brandon Hardy, Alan L. Zable, William A. Pekin, Adam Strauss, Joshua Strauss, and William Schmidle all are executive officers.  Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

13.
SMI Advisory Services, LLC (“SMI”) serves as investment advisor to the Sound Mind Investing Fund and Sound Mind Investing Managed Volatility Fund, each a series of Registrant.  Mr. Eric Collier, Mr. Mark Biller, and Mr. Anthony Ayers are all principals of SMI.  Further information about SMI can be obtained from the Form ADV Part I of SMI available on the IAPD.

14.
Spectrum Advisory Services, Inc. (“Spectrum”) serves as the investment advisor for the Marathon Value Portfolio, a series of the Trust.  Mr. Marc Heilweil serves as President of Spectrum.  Further information about Spectrum can be obtained from the Form ADV Part I available on the IAPD.

15.
Symons Capital Management, Inc. (“Symons”) serves as the investment advisor for the Symons Value Institutional Fund, Symons Capital Appreciation Institutional Fund, and Symons Small Cap Institutional Fund, each a series of the Trust.  Edward L. Symons, Jr. is the Chairman and Founder, and Colin E. Symons, CFA, is the Chief Investment Officer.  Christopher Rickard, Vickilynn Ellis, Richard F. Foran and Michael P. Czajka each are executive officers of Symons.  Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

16.
The Roosevelt Investment Group (“Roosevelt”) serves as investment advisor to the Roosevelt Multi-Cap Fund.  Mr. Arthur Sheer serves as the Chief Executive Officer of Roosevelt.  David Sheer and Steven Weiss are executive officers.  Further information about Roosevelt can be obtained from its Form ADV Part I available on the IAPD.

17.
Toreador Research & Trading LLC (“Toreador”) serves as investment advisor to Toreador Large Cap Fund.  Mr. Paul Blinn and Dan Obrycki are executive officers of Toreador.  Further information about Toreador can be obtained from its Form ADV Part I available on the IAPD.

18.
Envestnet Asset Management, Inc. (“Envestnet”) serves as investment adviser to the 3 to 1 Funds.  Judson T. Bergman is the Chairman and CEO of Envestnet.  Further information about Envestnet can be obtained from its Form ADV Part I available on the IAPD.

19.
London Company of Virginia (“London Company”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund.  Mr. Stephen M. Goddard is the President of London Company.  Further information about London Company can be obtained from its Form ADV Part I available on the IAPD.

20.
Pictet Asset Management, Ltd. (“Pictet”) serves as sub-adviser to the 3 to 1 Diversified Equity Fund.  Renaud Deplanta is the CEO and Richard Heelis is the CIO of Pictet.  Further information about Pictet can be obtained from its Form ADV Part I available on the IAPD.

21.
SMH Capital Advisors, Inc. (“SMH Capital”) serves as sub-adviser to the 3 to 1 Strategic Income Fund.  Jeffrey Cummer is the President and a director of SMH Capital.  Further information about SMH Capital can be obtained from its Form ADV Part I available on the IAPD.

22.
Loomis, Sayles & Company, LP (“Loomis Sayles”) serves as sub-adviser to the 3 to 1 Strategic Income Fund.  Robert J. Blanding is the CEO of Loomis Sayles.  Further information about Loomis Sayles can be obtained from its Form ADV Part I available on the IAPD.

23.
SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund.  Mr. David Gilreath and Mr. Ronald Brock are executive officers of SBA and members of Sheaff Brock Investment Advisors, LLC.  Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part I available on the IAPD

24.
Reams Asset Management Company, LLC (“Reams”) serves as sub-adviser to the Sound Mind Investing Balanced Fund. David McKinney is the President of Reams. Further information about Reams can be obtained from its Form ADV Part I available on the IAPD.

Item 32.	Unified Financial Securities, Inc. Unified Financial Securities, Inc. serves as the principal underwriter for the Trust.

(a)
Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, The Appleton Funds, Dividend Growth Trust, Dreman Contrarian Funds, Hirtle Callaghan Trust, Huntington Funds, James Advantage Funds, Valued Advisers Trust, Grand Prix Investors Trust.

(b)	The directors and officers of Unified Financial Securities, Inc. are as follows:

Name	Title	Position with Trust
Daniel B. Benhase*	Director	None
Melissa K. Gallagher**	President and Treasurer	President
John C. Swhear**	Chief Compliance Officer	Sr. Vice President
Edward J. Kane*	Vice President	None
A. Dawn Story*	Vice President	None
Anna Maria Spurgin**	Assistant Vice President	None
Varanont O. Ruchira**	Assistant Vice President	None
Karyn E. Cunningham**	Controller	None
Richard A. Cheap*	Secretary	None
Larry D. Case*	Assistant Secretary	None
*The principal business address of these individuals is 41 S. High St. Columbus, OH 43215.
**The principal business address of these individuals is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

(c)	Not applicable.

Item 33.                      Location of Accounts and Records

Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

Will maintain  physical  possession of the accounts,  books, and other documents  required to be maintained by Rule 31a-(b)(1), 31a-1(b)(2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank
41 South High Street
Columbus, Ohio 43215

U.S. Bank, National Association
425 Walnut Street
Cincinnati, Ohio 45202

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

Foreside Distribution Services, L.P.
100 Summer Street, Suite 1500
Boston, MA 02110

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

                              Bastiat Capital, LLC
Granite Parkway, Suite 200
Plano, TX, 75024

Becker Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2185
Portland, OR  97204

Crawford Investment Counsel, Inc.
600 Galleria Parkway NW
Suite 1650
Atlanta, GA 30339

Dean Investment Associates, LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, OH 45431

Dean Capital Management, LLC
7450 West 130th Street, Suite 150
Overland Park, KS 66213

Envestnet Asset Management, Inc.
35 East Wacker Drive, 16th Floor
Chicago, Illinois 60601

Financial Counselors, Inc.
442 West 47th Street
Kansas City, Missouri 63112

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, Oregon 97266

Iron Financial, LLC
630 Dundee Rd.
Suite 200
Northbrook, IL 60062

Jones Villalta Asset Management, LLC
805 Las Cimas Parkway
Suite 125
Austin, TX 78746

Leeb Capital Management, Inc.
500 Fifth Avenue, 57th Floor
New York, NY 10110

Loomis, Sayles & Company, LP,
One Financial Center
Boston, Massachusetts 02111

London Company of Virginia
1801 Bayberry Court, Suite 301
Richmond, Virginia  23226

Mirzam Asset Management, LLC
1 Main Street, Suite 200
Tequesta, FL, 33469

Pekin Singer Strauss Asset Management, Inc.
21 S. Clark Street, Suite 3325
Chicago, IL 60603

Pictet Asset Management, Ltd.
25 Old Broad Street
Tower 42, Level 37
London, EC2N 1HQ

Reams Asset Management Co., LLC
227 Washington St.
Columbus, IN 47202

SMI Advisory Services, LLC
11135 Baker Hollow Rd.
Columbus, IN 47201

Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

Symons Capital Management, Inc.
650 Washington Road, Suite 800
Pittsburgh, Pennsylvania 15228

The Roosevelt Investment Group
317 Madison Ave., Suite 1004
New York, New York 10017

Toreador Research & Trading LLC
7493 North Ingram
Suite 104
Fresno, California  93711

SMH Capital Advisors, Inc.
600 Travis, Suite 3100
Houston, Texas 77002

Each advisor (or sub-advisor) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the advisor manages.

Item 34.                      Management Services

None.

Item 35.                      Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will,  unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and it has duly caused this Post-Effective Amendment No. 166 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Indianapolis and the State of Indiana on February 28, 2011.

UNIFIED SERIES TRUST

By: /s/Melissa K. Gallagher ****
                      Melissa K. Gallagher, President
Attest:

By: /s/  Christopher E. Kashmerick*****
Christopher E. Kashmerick, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated by the consent of all of Registrant’s trustees.

Signature	Title	Date
/s/ Melissa K. Gallagher **** Melissa K. Gallagher	President	February 28, 2011
/s/ Christopher E. Kashmerick ***** Christopher E. Kashmerick	Treasurer and CFO	February 28, 2011
/s/ Daniel Condon * Daniel Condon	Trustee	February 28, 2011
/s/ Gary E. Hippenstiel * Gary E. Hippenstiel	Trustee	February 28, 2011
/s/ Stephen Little * Stephen Little	Trustee	February 28, 2011
/s/ Ronald Tritschler * Ronald Tritschler	Trustee	February 28, 2011
/s/ Nancy V. Kelly ** Nancy V. Kelly	Trustee	February 28, 2011
/s/ Kenneth Grant *** Kenneth Grant	Trustee	February 28, 2011

* /**/***/****/*****/s/ Carol Highsmith
Carol Highsmith, Attorney in Fact

*Signed pursuant to a Power of Attorney dated May 21, 2007 and filed with Registrant’s registration statement on Form N-1A on June 21, 2007 and incorporated herein by reference.
**Signed pursuant to a Power of Attorney dated December 12, 2007 and filed with Registrant’s registration statement on Form N-1A on December 17, 2007 and incorporated herein by reference.
***Signed pursuant to a Power of Attorney dated June 19, 2008 and filed with Registrant’s registration statement on Form N-1A on July 3, 2008 and incorporated herein by reference.
****Signed pursuant to a Power of Attorney dated November 19, 2009 and filed with Registrant’s registration statement on Form N-1A on December 1, 2009 and incorporated herein by reference.
*****Signed pursuant to a Power of Attorney dated November 23, 2009 and filed with Registrant’s registration statement on Form N-1A on December 1, 2009 and incorporated herein by reference.

Exhibit Number                                Description

EX.99.i	Consent of Legal Counsel

EX.99.j                               Consent of Independent Auditors, Cohen Fund Audit Services, Ltd., with regard to the Sound Mind Investing Fund.